UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Schedule 14a of the Securities

Exchange Act Of 1934

Filed by the Registrant ☑

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑   Definitive Proxy Statement

☐   Definitive Additional Materials

☐   Soliciting Material Pursuant to §240.14a-12

Cassava Sciences, Inc. (Name of Registrant as Specified in its Charter)

Not Applicable (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

I am pleased to invite you to attend the 2023 Annual Meeting (the “Annual Meeting”) of Stockholders of Cassava Sciences, Inc., which will be held virtually via webcast on Thursday, May 4, 2023 at 10:00 a.m. Central time. Broad investor participation is valued and encouraged.

The attached Notice of Annual Meeting of Stockholders and proxy statement contain details of the business to be conducted at this Annual Meeting.

Your vote is very important. Whether or not you attend the virtual Annual Meeting, I encourage that your shares be represented and voted at this Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy via internet, by phone or by mail. If you decide to attend the virtual Annual Meeting, you will be able to vote electronically, even if you have previously submitted your proxy.

On behalf of the Board of Directors of Cassava Sciences, I would like to express my appreciation for your ongoing support of our research and development programs.

Sincerely,

/s/Remi Barbier

Remi Barbier

Chairman of the Board

President and Chief Executive Officer

Cassava Sciences, Inc.

6801 North Capital of Texas Highway

Building 1, Suite 300

Austin, TX 78731

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 4, 2023

Dear Stockholders of Cassava Sciences:

We cordially invite you to attend the 2023 Annual Meeting of Stockholders of Cassava Sciences, Inc. (“we” or the “Company”), a Delaware corporation, which will be held virtually on Thursday, May 4, 2023 at 10:00 a.m., Central Time (the “Annual Meeting”). The webcast for this corporate event is: meetnow.global/MYWS5XS

The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.   Proposal One: To re-elect Robert Z. Gussin, Ph.D. and Richard J. Barry as Class II Directors to serve for three-year terms and until their successors are duly elected and qualified;

2.   Proposal Two: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company;

3.   Proposal Three: To approve the Company’s Non-employee Director Compensation Program;

4.  Proposal Four: To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023;

5.   Proposal Five: To approve, by a non-binding advisory vote, the 2022 executive compensation for the Company’s named executive officers;

6. Proposal Six: To hold a non-binding, advisory vote on the frequency of non-binding, advisory votes on the executive compensation for the Company’s named executive officers; and

7.   To transact such other business as may properly be brought before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

Our Board of Directors has fixed the close of business on March 14, 2023 as the record date (“Record Date”) for the Annual Meeting. Only stockholders of record on March 14, 2023 are entitled to notice of the meeting and to vote at the meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

The Annual Meeting will be a completely virtual meeting of stockholders. To participate online, please vote your shares electronically and submit questions during the meeting by visiting meetnow.global/MYWS5XS. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date of March 14, 2023 (“Registered Holder”), or if you hold a valid legal proxy for the Annual Meeting if you are a beneficial holder and hold your shares through an intermediary, such as a bank or broker (“Beneficial Holder”).

As a Registered Holder, you may attend the Annual Meeting online, ask questions and vote by visiting meetnow.global/MYWS5XS and following the instructions on your Notice, proxy card, or on the instructions that accompanied your proxy materials.

If you are a Beneficial Holder and want to attend the Annual Meeting online by webcast (with the ability to ask questions and/or vote, if you choose to do so) you have two options:

1)Registration in Advance of the Annual Meeting

Submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your Company holdings along with your full name and email address to Computershare.

Requests for registration as set forth in (1) above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 1, 2023. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

By mail: Computershare

Cassava Sciences, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

2)Register at the Annual Meeting

Beneficial Holder Access to Virtual Meetings - 2023 Proxy Season

Last year, an industry solution was agreed upon to allow Beneficial Holders to register online at the Annual Meeting to attend, ask questions and vote. We expect that the vast majority of Beneficial Holders will again be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to Beneficial Holders only, and there is no guarantee this option will be available for every type of Beneficial Holder voting control number. The inability to provide this option to any or all Beneficial Holders shall in no way impact the validity of the Annual Meeting. Beneficial Holders may choose the Register in Advance of the Annual Meeting option above, if they prefer to use that option.

If you access the Annual Meeting but do not enter your control number, you may listen to the proceedings, but you will not be able to vote or otherwise participate. You should log on to the meeting site at least fifteen minutes prior to the start of the Annual Meeting to provide time to register and download the required software, if needed. For further assistance should you need it, you may call 1-888-724-2416 or 1-781-575-2748.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote as soon as possible.

We appreciate your continued support,

/s/Remi Barbier
Remi Barbier
Austin, Texas	Chairman of the Board
March 27, 2023	President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE ANNUAL MEETING. THE PROXY STATEMENT AND THE RELATED PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT APRIL 4, 2023. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•COMPLETE AND RETURN A WRITTEN PROXY CARD

•VOTE BY INTERNET OR TELEPHONE

•VIRTUALLY ATTENDING THE COMPANY’S ANNUAL MEETING AND VOTE

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR TO VOTE YOUR SHARES BY INTERNET OR TELEPHONE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE VIRTUALLY EVEN IF HE OR SHE HAS RETURNED A PROXY CARD OR HAS VOTED BY INTERNET OR TELEPHONE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 4, 2023:

The Company’s Proxy Statement, form of proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available free of charge at: https://www.CassavaSciences.com/financial-information/annual-reports.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. All statements contained in this report other than statements of historical fact, including statements regarding the Company’s business strategy and plans and its objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “continue,” “anticipate,” “intend,” “expect,” “seek”, and similar expressions are intended to identify forward-looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends. These forward-looking statements are subject to risks, uncertainties and assumptions, including those described in the “Risk Factors” section of the Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Moreover, drug development and commercialization involve a high degree of risk, and only a small number of research and development programs result in commercialization of a product. Our clinical results from earlier-stage clinical trials may not be indicative of full study results or results from later-stage or larger scale clinical trials and do not ensure regulatory approval. New risks may emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results. The Company is under no duty to update any of these forward-looking statements after the date of this proxy statement.

TABLE OF CONTENTS

General	1
Can I submit a stockholder question in advance of the Annual Meeting?	1
How can I attend the Annual Meeting with the ability to ask a question and/or vote?	1
Do I need to register to attend the Annual Meeting virtually?	2
How can I vote online at the meeting?	2
Why are you holding a virtual meeting instead of a physical meeting?	2
What if I have trouble accessing the Annual Meeting virtually?	2
Record Date and Share Ownership	2
Revocability of Proxies	3
Voting	3
Solicitation of Proxies	3
Quorum; Abstentions; Broker, Non-Votes	3
Deadline for Receipt of Stockholder Proposals	4
Householding	5
Proposal 1: ELECTION OF TWO CLASS II DIRECTORS	6
Proposal 2: APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	7
Proposal 3: TO APPROVE THE COMPANY’S NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM	9
Proposal 4: RATIFICATION OF SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023	9
Proposal 5: NON-BINDING ADVISORY VOTE ON THE 2022 EXECUTIVE COMPENSATION FOR THE COMPANY’S NAMED EXECUTIVE OFFICERS	15
Proposal 6: NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF NON-BINDING ADVISORY VOTES ON THE EXECUTIVE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	16
Directors and Executive Officers	17
Security Ownership of Certain Beneficial Owners and Management	23
Executive Compensation and Other Matters	24
Report of the Compensation Committee of the Board of Directors	38
Report of the Audit Committee of the Board of Directors	39
Certain Relationships and Related Transactions	41
Other Matters	41
Appendix A: Form of Amended and Restated Certificate of Incorporation	42
Appendix B: Form of Non-employee Director Compensation Program	43

Cassava Sciences, Inc.

6801 N Capital of Texas Highway, Building 1; Suite 300, Austin, Texas 78731

________________

PROXY STATEMENT

________________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Cassava Sciences, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held virtually on Thursday, May 4, 2023, at 10:00 a.m., Central Time, (the “Annual Meeting”) and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company’s principal executive offices are located at the address listed at the top of this page and the Company’s telephone number is (512) 501-2444.

The Company’s Annual Report on Form 10-K, containing financial statements for the fiscal year ended December 31, 2022 (the “Annual Report”), is being mailed together with these proxy solicitation materials to all stockholders entitled to vote. This proxy statement for the Annual Meeting (the “Proxy Statement”), the accompanying proxy card and the Annual Report will first be mailed on or about April 4, 2023 to all stockholders entitled to vote at the meeting.

THE COMPANY SHALL PROVIDE WITHOUT CHARGE TO ANY STOCKHOLDER SOLICITED BY THESE PROXY SOLICITATION MATERIALS A COPY OF THE ANNUAL REPORT, TOGETHER WITH THE FINANCIAL STATEMENTS REQUIRED TO BE FILED WITH THE ANNUAL REPORT ON FORM 10-K, UPON REQUEST OF A STOCKHOLDER MADE IN WRITING TO CASSAVA SCIENCES, INC., 6801 N CAPITAL OF TEXAS HIGHWAY, BUILDING 1; SUITE 300, AUSTIN, TEXAS 78731, ATTENTION: INVESTOR RELATIONS.

Can I submit a stockholder question in advance of the Annual Meeting?

Yes, we invite stockholders to ask questions via email to AnnualMeeting2023@CassavaSciences.com up through the time of the Annual Meeting.

We intend to respond to the question period in two parts: the first for questions that relate to the business of this Annual Meeting, and a second period for general questions about our business as a whole, or for questions or comments that a shareholder may wish to make about the conduct of our business. We may reword questions for clarity. If answering once for multiple questions on the same topic, we may combine or paraphrase substantially similar questions.

To give all shareholders a fair chance to be heard, we expect shareholders who wish to ask a question at our Annual Meeting to identify themselves and also to confirm themselves as shareholders in advance. Questioners may each be allowed to ask only one brief follow-up question if they wish to do so, to assure a dialogue between the stockholder and the director or manager who answers each question.

Questions are not confidential. However, due to SEC Regulation Fair Disclosure (Reg FD), limits around legal disclosures, time constraints or other limitations, we may not be able to address all comments or questions.

How can I attend the Annual Meeting with the ability to ask a question and/or vote?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date (“Registered Holder”), or if you hold a valid legal proxy for the Annual Meeting if you are a beneficial holder and hold your shares through an intermediary, such as a bank or broker (“Beneficial Holder”).

As a Registered Holder, you will be able to attend the Annual Meeting online, ask a question and vote by visiting meetnow.global/MYWS5XS and following the instructions on your Notice, proxy card, or on the instructions that accompanied your proxy materials.

If you are a Beneficial Holder and want to attend the Annual Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:

1)Registration in Advance of the Annual Meeting

Submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your Company holdings along with your name and email address to Computershare.

Requests for registration as set forth in (1) above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 1, 2023. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to LegalProxy@computershare.com

By mail: Computershare

Cassava Sciences, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

2)Register at the Annual Meeting

Beneficial Holder Access to Virtual Meetings - 2023 Proxy Season

Last year, an industry solution was agreed upon to allow Beneficial Holders to register online at the Annual Meeting to attend, ask questions and vote. We expect that the vast majority of Beneficial Holders will again be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to Beneficial Holders only, and there is no guarantee this option will be available for every type of Beneficial Holder voting control number. The inability to provide this option to any or all Beneficial Holders shall in no way impact the validity of the Annual Meeting. Beneficial Holders may choose the Register in Advance of the Annual Meeting option above, if they prefer to use that option.

If you access the Annual Meeting but do not enter your control number, you may listen to the proceedings, but you will not be able to vote or otherwise participate. You should log on to the meeting site at least fifteen minutes prior to the start of the Annual Meeting to provide time to register and download the required software, if needed. For further assistance should you need it, you may call 1-888-724-2416 or 1-781-575-2748.

Do I need to register to attend the Annual Meeting virtually?

Registration is only required if you are a Beneficial Holder, as set forth above.

How can I vote online at the meeting?

If you are a Registered Holder follow the instructions on the notice, email or proxy card that you received to access the meeting.

If you are a Beneficial Holder, please see the registration options set forth in numbers (1) and (2) above.

Online voting will be available during the meeting.

Why are you holding a virtual meeting instead of a physical meeting?

We are embracing virtual technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the Annual Meeting since our stockholders can participate from any location around the world with Internet access.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is intended to be fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it, you may call 1-888-724-2416 or 1-781-575-2748.

Record Date and Share Ownership

Stockholders of record at the close of business on March 14, 2023 (the “Record Date”) are entitled to notice of the meeting and to vote at the meeting and at any adjournment(s) or postponement(s) thereof. The Company has one series of common shares issued and outstanding, designated as common stock, $0.001 par value per share (the “Common Stock”), and one series of undesignated preferred stock, $0.001 par value per share (the “Preferred Stock”). As of the Record Date, 120,000,000 shares of Common Stock were authorized and 41,749,435 shares of Common Stock were issued and outstanding and 10,000,000 shares of Preferred Stock were authorized and none were issued or outstanding. Each share of Common Stock entitles its holder to one vote. Cumulative voting of shares of Common Stock is not permitted.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be changed or revoked at any time prior to the taking of the vote or the polls closing at the Annual Meeting.

Stockholders of record may change their vote by:

•granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

•providing a written notice of revocation to Cassava’s Secretary at Cassava Sciences, Inc., 6801 N Capital of Texas Highway, Building 1; Suite 300, Austin, Texas 78731, prior to the shares being voted, or

•participating in the Annual Meeting and voting electronically online at meetnow.global/MYWS5XS. Participation alone at the Annual Meeting will not cause a previously granted proxy to be revoked unless the stockholder specifically votes during the meeting online at meetnow.global/MYWS5XS.

Please note, however, that if shares are held of record by a broker, bank or other nominee and a beneficial owner of shares wishes to revoke a proxy, such beneficial owner must contact that firm to revoke any prior voting instructions.

Voting

There are different voting requirements for the approval of the various proposals, as follows:

•Proposal One: The directors will be elected by a plurality vote of the shares of Common Stock. See “Proposal One – Election of Two Class II Directors – Vote Required.”

•Proposal Two: The affirmative vote of a majority of the outstanding shares entitled to vote is required to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company. Abstentions and broker non-votes, if any, will have the effect of a vote against this proposal.

•Proposals Three, Four, Five and Six: The affirmative vote of a majority of votes cast on the proposal at the Annual Meeting is required to approve the Company’s Non-employee Director Compensation Program, the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm to the Company, the non-binding advisory vote on the 2022 executive compensation, and the non-binding, advisory vote on the frequency of non-binding, advisory votes on the executive compensation of the Company’s named executive officers. Abstentions and broker non-votes, if any, will not be counted either for or against any of these proposals.

Solicitation of Proxies

The proxy for the Annual Meeting is being solicited on behalf of the Board of Directors. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of Common Stock in street name to forward to the beneficial owners of such shares. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally, via the internet or by telephone or facsimile, although the Company may reimburse these individuals for their reasonable out-of-pocket expenses. The Company does not expect to, but has the option to, retain a proxy solicitor.

Quorum; Abstentions; Broker, Non-Votes

Votes cast by proxy or virtually at the Annual Meeting (“Votes Cast”) will be tabulated by the Inspector of Elections (the “Inspector”). The Inspector will also determine whether or not a quorum is present at the meeting. Except in certain specific circumstances, the affirmative vote of a majority of shares present virtually or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law provides that a quorum consists of a majority of shares entitled to vote are present or represented by proxy at the meeting. Under the General Corporation Law of the State of Delaware, stockholders are not entitled to dissenter’s rights with respect to any matter to be considered and voted on at the Annual Meeting, and we will not independently provide stockholders with any such right.

The Inspector will treat shares that are voted WITHHELD or ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum, but shares voted WITHHELD or ABSTAIN will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted:

•FOR the election of the nominees for director set forth herein;

•To APPROVE an amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company;

•To APPROVE the Company’s Non-employee Director Compensation Program;

•FOR the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm to the Company for the fiscal year ending December 31, 2023;

•To APPROVE, by a non-binding advisory vote, the 2022 executive compensation for the Company’s named executive officers;

•For a frequency of ONE YEAR for future non-binding, advisory votes on the executive compensation of the Company’s named executive officers; and

•upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof, but will not be voted in the election of directors other than as provided above.

If a broker indicates on the enclosed proxy card or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will be considered as present at the meeting with respect to establishing a quorum for the transaction of business. Broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered “Votes Cast” and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter. However, as the proposal regarding the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm to the Company for the fiscal year ending December 31, 2023 is a “routine” item, if you hold your shares through a bank or a broker and you do not provide instructions to your bank or broker, the Company believes that your bank or broker may cast a broker discretionary vote in favor of this proposal.

Deadline for Receipt of Stockholder Proposals

Requirements for Stockholder Proposals to be considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting:

Stockholders are entitled to present proposals for inclusion in the Company’s proxy statement at a forthcoming meeting if they comply with the requirements of the Company’s Amended and Restated Bylaws and Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and related SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Under these requirements, proposals of stockholders of the Company that are intended to be included in the Company’s proxy statement for the 2024 annual meeting of stockholders must be received at the Company’s principal executive offices 6801 N Capital of Texas Highway, Building 1; Suite 300, Austin, Texas 78731, Attention: Secretary, no later than Monday, November 27, 2023, or not less than 120 days prior to the date of the Company’s proxy statement released to the stockholders in connection with the previous year’s annual meeting of stockholders. If the Company does not receive a stockholder proposal by the deadline described in the preceding sentence, the Company may exclude the proposal from its proxy statement for the 2024 annual stockholder meeting of stockholders. However, if the 2024 annual meeting of stockholders is more than 30 days before or after the anniversary date of the Annual Meeting, notice by the stockholder must be delivered a reasonable time before the Company begins to print and send its proxy materials (the “Proposal Deadline”).

Requirements for Stockholder Proposals to be presented at the 2024 Annual Meeting:

Our Amended and Restated Bylaws provide that stockholders may present nominees for the election of directors and proposals to be considered at an annual meeting by providing timely notice to the Company’s Secretary at 6801 N Capital of Texas Highway, Building 1; Suite 300, Austin, Texas 78731. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our Amended and Restated Bylaws. To be timely for the 2024 annual meeting of stockholders, the Secretary must receive the written notice by December 6, 2023. After the Proposal Deadline, a proposal of a stockholder is considered untimely. A copy of the relevant bylaw provisions related to stockholder proposals is available upon written request to the Company at: 6801 N Capital of Texas Highway, Building 1; Suite 300, Austin, Texas 78731, Attention: Investor Relations.

Requirements for Universal Proxy Rules for the 2024 Annual Meeting:

In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are the Company’s stockholders may be householding the Company’s proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once a stockholder receives notice from its broker that it will be householding communications to such stockholder’s address, householding will continue until the stockholder is notified otherwise or until the stockholder notifies their broker or the Company that such stockholder no longer wishes to participate in householding.

If, at any time, a stockholder no longer wishes to participate in householding and would prefer to receive a separate proxy statement and annual report, such stockholder may (1) notify their broker, (2) direct their written request to: Investor Relations, Cassava Sciences, Inc., 6801 N. Capital of Texas Highway, Building 1; Suite 300, Austin, Texas 78731 or (3) contact the Investor Relations department by email at IR@cassavasciences.com. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

PROPOSAL ONE

ELECTION OF TWO CLASS II DIRECTORS

Nominees

The Company’s Board of Directors consists of six directors. The Company has a classified Board of Directors, which is divided into three classes of directors whose terms expire at different times. The three classes are currently comprised of the following directors:

•Class I consists of Michael J. O’Donnell, who will serve until the 2025 annual meeting of stockholders and who will stand for re-election as a Class I director at such meeting; and

•Class II consists of Richard J. Barry and Robert Z. Gussin, Ph.D., who will serve until the upcoming Annual Meeting and who will stand for re-election as Class II directors at this meeting; and

•Class III consists of Remi Barbier, Sanford R. Robertson and Patrick J. Scannon, M.D., Ph.D., who will serve until the 2024 annual meeting of stockholders and who will stand for re-election as Class III directors at such meeting.

At each annual meeting, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s nominees named below, who are currently directors of the Company. The nominees have consented to be named as such in this Proxy Statement and to continue to serve as directors if elected. If a nominee becomes unable or declines to serve as a director or if additional persons are nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of the nominees listed below if possible (or, if new nominees have been designated by the Company’s Board of Directors, in such a manner as to elect such nominees), and the specific nominees to be voted for will be determined by the proxy holders.

The nominees for Class II directors are Richard J. Barry and Robert Z. Gussin, Ph.D. Biographical information for the nominees can be found below in the section entitled “Directors and Executive Officers.”

The Company is not aware of any reason that the nominees will be unable or will decline to serve as director. The term of office of an individual elected as director will continue until the Company’s annual meeting of stockholders held in 2026 and until a successor has been elected and qualified. Other than the relationships noted in the section entitled “Certain Relationships and Related Party Transactions – Legal Services,” there are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

Vote Required

Each director will be elected by a plurality vote of the shares of Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected as directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, votes withheld and broker non-votes will have no impact once a quorum is present. See “Quorum; Abstentions; Broker Non-Votes.”

THE CLASS I AND III DIRECTORS RECOMMEND THAT

STOCKHOLDERS VOTE FOR THE TWO CLASS II NOMINEES SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO

APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY

Background and Purpose of Proposal

Effective as of August 1, 2022, the Delaware legislature amended Delaware’s General Corporation Law (DGCL) to allow corporations to limit the personal liability of corporate officers for money damages for breaches of their fiduciary duty of care (the “DGCL Amendment”). Previously, Delaware only allowed for such “exculpation clauses”—which must be set forth in the certificate of incorporation—for corporate directors. This disparity resulted in increased litigation against officers for alleged breaches of duties of care when such claims against directors were not available. We believe amending the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company (“the Amendment”) will allow us to treat the Company’s corporate officers and directors similarly and potentially reduce certain litigation expenses.

What the Amendment Permits

Under Delaware law, corporate officers and directors owe fiduciary duties of care and loyalty to the corporation and its shareholders. Previously, Delaware law (DGCL Section 102(b)(7)) permitted corporations to exculpate directors from claims for breaches of their duty of care, but did not permit any exculpation of corporate officers. Claims against officers for breaches of their duty of care have become especially common in the context of certain transactions, such as M&A. The DGCL Amendment now allows for the exculpation of officers, with some specific limitations. As a matter of policy, Delaware law still does not permit exculpation of claims against directors or officers for breaches of the duty of loyalty.

The proposed Amendment would apply only to certain senior officers—specifically, an individual who: (i) is or was president, chief executive officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) is or was a “named executive officer” identified in the corporation’s SEC filings; or (iii) has, by written agreement with the corporation, consented to be identified as an officer for purposes of accepting service of process.

Mirroring the previous scope of exculpation for directors, the proposed Amendment would not permit exculpation of officers from liability for: (i) breaches of duty of loyalty; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; or (iii) any transaction from which a director or officer derives an improper personal benefit. And as with directors, while Section 102(b)(7) allows for exculpation of officers for monetary liability, it does not permit exculpation for equitable relief, which means officers (as was already the case with directors) may still be held liable for injunctive or rescissory relief in connection with a breach of fiduciary duty of care.

Finally, the Amendment would not permit exculpation of officers for claims brought by or in the right of the corporation, including claims brought derivatively by the corporation against officers for breaches of the duty of care, or brought by stockholders derivatively on behalf of the corporation where demand on the board is properly excused. Director exculpation is not subject to this same limitation.

The Board of Directors believe that adopting the Amendment makes good sense. It corrects an imbalance that plaintiffs’ lawyers have been exploiting to bring often frivolous claims against corporate officers that could not be maintained against directors, only to increase the settlement value of those lawsuits. Adoption of Proposal Two will enable certain officers to avoid such liability to shareholder plaintiffs when acting in good faith, and for the early dismissal of such claims, while still preserving the ability of the Company or its shareholders to bring claims for breaches of the duty of loyalty, or derivatively where appropriate.

The Board of Directors has adopted a resolution approving the Amendment. To be effective, the Amendment must be approved by our stockholders in the manner described in this proxy statement.

If this proposal is approved by our stockholders, we intend to file the Amendment with the Secretary of State of the State of Delaware as soon as practicable following the Annual Meeting, and the Amendment would become effective upon such filing. The Board of Directors reserves the right, notwithstanding stockholder approval of the proposal and without further action by the stockholders, not to proceed with filing the Amendment at any time before it becomes effective.

The form of the Amendment is set forth as Appendix A to this proxy statement.

Vote Required

The approval of the Amendment requires the affirmative vote of a majority of the outstanding shares of our common stock.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY.

PROPOSAL THREE

TO APPROVE THE COMPANY’S NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM

Background

In August 2022, two purported Company stockholders brought a derivative action in the Court of Chancery in Delaware, suing certain members of the Company’s Board of Directors (Robert Gussin, PhD, Michael O’Donnell, Sanford Robertson and Patrick Scannon, MD, PhD), purportedly on behalf of the Company, for equitable relief and damages as a result of their alleged breaches of their fiduciary duties on account of approving the Company’s 2020 Cash Incentive Bonus Plan (the “Cash Incentive Plan”), which, among other things, provided for the potential payment of cash compensation to the Company’s non-employee directors. Plaintiffs further alleged that the non-employee director defendants were unjustly enriched by their alleged entitlement to receive purportedly excessive compensation.

The Company’s non-employee director defendants have denied and continue to deny that they have committed or attempted to commit any violations of law or breached any duty owed to the plaintiff, the Company, or the Company’s stockholders and maintain that their conduct was proper and in compliance with applicable law and that they acted in good faith. Nonetheless, the Board of Directors has concluded that continued litigation over the non-employee director defendants’ entitlement to compensation under the Cash Incentive Plan would be unreasonably protracted and expensive, and therefore effective on March 16, 2023 the Board of Directors voluntarily amended the Cash Incentive Plan to remove all non-employee directors as beneficiaries under the Cash Incentive Plan and the non-employee directors consented to such removal. The non-employee directors’ share of potential benefits under the Cash Incentive Plan were completely forfeited to the Company and will not be allocated to any other participant under the Cash Incentive Plan. Our non-employee directors have not received, and as a result of such amendment will never receive, any payments under the Cash Incentive Plan. Further, our non-employee directors did not receive any form of compensation from the Company in 2021, 2022 and 2023 to date.

Purpose of Proposal

We believe highly qualified directors are critical to the Company’s success. In order to attract, motivate, retain and reward non-employee directors to the Company’s Board of Directors, we believe that stockholder approval of a forward-looking compensation program for non-employee directors (the “Non-employee Director Compensation Program”) is in the best interests of the Company and its stockholders.

To that end, in January 2023, the Company engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”), a national compensation consulting firm, to advise the Nominating & Governance Committee of the Company’s Board of Directors regarding the amount and type of compensation to be paid to non-employee directors pursuant to the Non-employee Director Compensation Program, including a review of comparative data from a peer group of fifteen (15) publicly traded pre-commercial biotechnology companies having a market capitalization ranging from approximately $500 million to $2 billion that the Company established for this purpose based on Pearl Meyer’s review and recommendation. The Company’s market capitalization was approximately at the 55th percentile of this peer group of companies at the time it was established. The peer group consists of the following companies:

Alector, Inc.	Avidity Biosciences, Inc.	Prometheus Biosciences, Inc.
AlloVir, Inc.	Bicycle Therapeutics plc	Prothena Corporation plc
Amylyx Pharmaceuticals, Inc.	Denali Therapeutics Inc.	Reata Pharmaceuticals, Inc.
Annexon, Inc.	Geron Corporation	Vaxxinity, Inc.
Atea Pharmaceuticals, Inc.	Inhibrx, Inc.	Vor Biopharma Inc.

The Nominating & Governance Committee, supported by an analysis performed by Pearl Meyer, then conducted a review and assessment of compensation payable to non-employee directors pursuant to the Non-employee Director Compensation Program and recommended to the Company’s Board of Directors that it adopt the Non-employee Director Compensation Program. The Board of Directors then reviewed the recommendation of the Nominating & Governance Committee and adopted the Non-employee Director Compensation Program effective on May 4, 2023, subject to stockholder approval at this Annual Meeting. The Company is seeking stockholder approval of the Non-employee Director Compensation Program in order to mitigate further litigation risk with respect to the compensation of the Company’s non-employee directors.

Based on Pearl Meyer’s analysis of this peer group (i) annual cash and initial equity compensation (assuming service on two standing Board committees) per non-employee director approximates the 70th percentile of the peer group for total initial year compensation per average director and (ii) annual cash and annual equity compensation (assuming service on two standing Board committees) per non-employee director approximates the 55th percentile of the peer group for total annual compensation per average director. These percentiles are subject to change during the term of the Non-employee Director Compensation Program based on changes to (i) the Company’s stock price and other valuation assumptions used to derive these percentiles and (ii) the compensation practices of this peer group.

Summary of the Non-employee Director Compensation Program

The following is a summary of the material features of the Non-employee Director Compensation Program. This summary does not purport to be a complete description of all the provisions of the Non-employee Director Compensation Program and is qualified in its entirety by reference to the Non-employee Director Compensation Program, a copy of which is attached as Appendix B to this Proxy Statement and is incorporated herein by reference.

Only the non-employee members of the Company’s Board of Directors are eligible to participate in the Non-employee Director Compensation Program. There are currently five non-employee directors who are eligible to participate in the Non-employee Director Compensation Program. If approved by the stockholders of the Company, the Non-employee Director Compensation Program will become effective on May 4, 2023, the date of the Annual Meeting (the “Effective Date”).

The Non-employee Director Compensation Program provides for a $10,000 annual retainer, payable in arrears to each member of the Company’s Board of Directors for each 12-month period of service during the 36-month period following the Effective Date, pro-rated for partial periods of service based on the number of quarters in which the non-employee director provides at least one day of service. The Non-employee Director Compensation Program also provides for the following automatic grants of stock options to the non-employee members of the Company’s Board of Directors:

•An initial nonqualified stock option grant on the date of the Annual Meeting for the right to purchase 20,000 shares of the Company’s common stock, vesting monthly over 36 months;

•An annual nonqualified stock option grant on the date of the Company’s annual meetings of stockholders in 2024 and 2025 for the right to purchase 10,000 shares of the Company’s common stock, vesting monthly over 12 months; and

•An additional nonqualified stock option grant on the date of the Annual Meeting (and on the date of the Company’s annual meetings of stockholders in 2024 and 2025) for the right to purchase 2,500 shares of the Company’s common stock for service on one standing committee of the Board of Directors or 5,000 shares of the Company’s common stock for service on two or more standing committees of the Board of Directors, vesting monthly over 12 months.

Newly appointed or elected members of the Board of Directors would qualify to receive a nonqualified stock option grant for the right to purchase 20,000 shares of the Company’s common stock, vesting monthly over 36 months, and would thereafter receive benefits in the same manner as other non-employee directors under the Non-employee Director Compensation Program.

All stock options will be granted pursuant to the Company’s 2018 Equity Incentive Plan. Stock options will have an exercise price per share equal to the fair market value of a share of the Company’s common stock at the time of grant and will have a maximum ten-year term.

If the Non-employee Director Compensation Program is not approved by the Company’s stockholders, the Company will not provide its non-employee directors with compensation under this Non-employee Director Compensation Program. We believe that such an outcome may have an adverse effect on the Company’s ability to attract and retain qualified directors to the Company’s Board of Directors.

Amendment and Termination

The Board of Directors generally may amend or terminate the Non-employee Director Compensation Program at any time and for any reason by unanimous vote of the Company’s Board of Directors, subject to approval by the Company’s stockholders.

New Plan Benefits

Pursuant to the Non-employee Director Compensation Program, as discussed in further detail in the section entitled “Summary of the Non-employee Director Compensation Program” above, each of the Company’s non-employee directors is eligible to receive the following: (i) a $10,000 annual retainer for each 12-month period of service during the 36-month period following the Effective Date; (ii) an initial grant on the date of this Annual Meeting of 20,000 stock options, vesting over 36 months; (iii) an annual grant on the date of the Company’s annual meetings of stockholders in 2024 and 2025 of 10,000 stock options, vesting over 12 months; and (iv) an annual grant at this Annual Meeting (and on the date of the Company’s annual meetings of stockholders in 2024 and 2025) of 2,500 stock options for service on one standing committee of the Board of Directors or 5,000 stock options for service on two or more standing committees of the Board of Directors, vesting over 12 months. In addition, any newly appointed or elected member of the Board of Directors will receive 20,000 stock options, vesting over 36 months.

The following table summarizes the aggregate cash and number of stock options that the Company’s current non-employee directors as a group will receive if they remain non-employee directors during the term of the Non-employee Director Compensation Program and continue to serve on the same committees on which they currently serve (if any), and further assumes that there will be no newly appointed or elected members to the Company’s Board of Directors during the term of the Non-employee Director Compensation Program. This table also highlights the fact that none of the Company’s executive officers (including our NEOs) or employees will receive any cash, awards, or benefits under the Non-employee Director Compensation Program.

Name and Position	Dollar Value	Number of Shares/Units
Remi Barbier, President Chief Executive Officer and Chairman of the Board of Directors	—	—
R. Christopher Cook Senior Vice President and General Counsel	—	—
Nadav Friedmann, Ph.D., M.D.[1] Chief Medical Officer and Director	—	—
James W. Kupiec, M.D.[2] Chief Medical Officer	—	—
Eric J. Schoen Chief Financial Officer	—	—
All current executive officers as a group (4 persons)	—	—
All current directors who are not executive officers as a group (5 persons)[3]	$150,000	245,000
All employees, including all current officers who are not executive officers, as a group	—	—

(1) Dr. Friedmann passed away in December 2022 following a brief journey with cancer but is included as an NEO for SEC disclosure purposes since he was a corporate officer during 2022.

(2) Dr. Kupiec served as our Chief Clinical Development Officer until December 19, 2022, when he was named as our Chief Medical Officer.

(3) Mr. Barry, Dr. Gussin, Mr. O’Donnell, Mr. Robertson, and Dr. Scannon are each eligible to receive the following, subject to their continued service on our Board of Directors during the term of the Non-employee Director Compensation Program: (i) a $10,000 annual retainer for each 12-month period of service during the 36-month period following the Effective Date; (ii) an initial grant in 2023 of 20,000 stock options, vesting over 36 months; and (iii) an annual grant in 2024 and 2025 of 10,000 stock options, vesting over 12 months. In addition, Mr. Barry (as a member of the Audit Committee and Nominating and Governance Committee), Dr. Gussin (as a member of the Audit Committee and Compensation Committee), and Mr. Robertson (as a member of our Audit Committee, Compensation Committee, and Nominating and Governance Committee), are each entitled to an additional annual grant in 2023, 2024 and 2025 of 5,000 stock options for their service on such committees, vesting over 12 months. Mr. O’Donnell and Dr. Scannon do not serve on any standing committees of the Board of Directors. The fair value of the stock options subject to each non-employee director’s award will not be determinable until the grant date of such award.

Historical Plan Benefits

Name and Position[1]	Number of Shares/Units
Remi Barbier, President Chief Executive Officer and Chairman of the Board of Directors	—
R. Christopher Cook Senior Vice President and General Counsel	—
Nadav Friedmann, Ph.D., M.D. Chief Medical Officer and Director	—
James W. Kupiec, M.D. Chief Medical Officer	—
Eric J. Schoen Chief Financial Officer	—
All current executive officers as a group (4 persons)	—
Richard J. Barry	—
Robert Z. Gussin, Ph.D.	—
All current directors who are not executive officers as a group (5 persons)[2]	—
All employees, including all current officers who are not executive officers, as a group	—

(1) No awards have been granted under the Non-employee Director Compensation Program to any person, including (i) any associate of any of our directors (including nominees) or executive officers and (ii) to non-employee members of our Board of Directors. Accordingly, no person has received 5% or more of the total awards under the Non-employee Director Compensation Program.

(2) All of the non-employee directors who are nominees for election as a director (i.e., Mr. Barry and Mr. Gussin) are included within this group.

U.S. Federal Income Tax Consequences

The following is a general summary of the federal income tax consequences to U.S. taxpayers and the Company of the compensation payable under the Non-employee Director Compensation Program. Tax consequences for any particular individual may be different. Participants should consult with their own tax advisors for the latest information on how compensation payable under the Non-employee Director Compensation Program will be taxed in their particular circumstances.

No amount is included in the taxable income of a participant when a nonqualified stock option is awarded or vests. Upon exercise of a nonqualified stock option, a participant will recognize ordinary income equal to the difference between the fair market value of the shares received and the exercise price. Any additional gain or loss recognized upon a later sale or other disposition of the acquired shares is generally taxed as capital gain or loss. A participant will also recognize ordinary income equal to the cash received under the Non-employee Director Compensation Program.

Tax Effect on the Company

The Company generally will be entitled to a tax deduction in connection with the exercise of nonqualified stock options under the Non-employee Director Compensation Program in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income, such as when a participant exercises a nonqualified stock option. The Company generally will also be entitled to a tax deduction in connection with cash paid under the Non-employee Director Compensation Program in an amount equal to the cash paid under the Non-employee Director Compensation Policy.

The foregoing is only a summary of the effect of federal income taxation upon participants and the Company with respect to compensation payable under the Non-employee Director Compensation Program. It does not purport to be complete or timely and does not discuss the tax consequences of a service provider’s death or the provisions of the income tax laws of any municipality, state, or foreign country in which the service provider may reside.

Equity Compensation Plan Information

The Company currently maintains the following equity compensation plans that provide for the issuance of shares of the Company’s common stock to the Company’s officers and other employees, directors, and consultants, each of which has been approved by the Company’s stockholders: the 2008 Equity Incentive Plan (“2008 Plan”), 2018 Equity Incentive Plan (“2018 Plan”), and 2000 Employee Stock Purchase Plan (“ESPP”). The following table presents information as of December 31, 2022, with respect to compensation plans under which shares of the Company’s common stock may be issued.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	2,536,590	(1)	$12.10	(2)	4,128,705	(3)
Equity compensation plans not approved by stockholders	—		—		—
	2,536,590		$12.10		4,128,705

(1) Includes outstanding stock options and awards for 1,692,798 shares of our common stock under the 2008 Plan and 843,792 shares of our common stock under the 2018 Plan.

(2) Includes the weighted average stock price for outstanding stock options of $11.31 under the 2008 Plan and $13.78 for the 2018 Plan.

(3) Represents 4,070,688 shares of our common stock for the 2018 Plan and 58,017 for the ESPP. No future awards shall occur under the 2008 Plan.

Vote Required

The approval of the Non-employee Director Compensation Program requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE FOR APPROVAL OF THE NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM.

PROPOSAL FOUR

RATIFICATION OF SELECTION OF ERNST & YOUNG LLP

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

The Board of Directors and the Audit Committee have selected Ernst & Young LLP, independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2023 and recommend that the stockholders vote to ratify such selection. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding the ratification, the Board of Directors and the Audit Committee, in their discretion, may direct the selection of a new independent registered public accounting firm at any time during the year, if the Board of Directors and the Audit Committee determine that such a change would be in the best interest of the Company.

We expect a representative of Ernst & Young LLP to be present at the meeting and will be afforded the opportunity to make a statement if he or she desires to do so, and is also expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A

VOTE FOR APPROVAL OF PROPOSAL FOUR.

Principal Accountant Fees and Services

Fees for professional services provided by our independent registered public accounting firm in each of the last two fiscal years, in each of the following categories were:

	Years Ended December 31,
	2022	2021
Audit fees(1)	$775,000	$413,710
Audit-related fees (2)	—	—
Tax fees(3)	32,000	24,720
All other fees	—	—
	$807,000	$438,430

(1)Audit fees include fees associated with the annual Reports on Form 10-K, including internal control attestation, the Quarterly Reports on Form 10-Q and all services that are normally provided by the independent registered public accounting firm in connection with regulatory filings, including comfort letters and consents.

(2)The Company did not incur audit-related or other fees in the years ended December 31, 2022 or December 31, 2021.

(3)Tax fees include tax compliance services.

Ernst & Young LLP served as the Company’s independent registered public accounting firm for the years ended December 31, 2022 and 2021.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

All auditing services and non-audit services provided to the Company by our independent registered public accounting firm are required to be pre-approved by the Audit Committee. Any pre-approval of non-audit services by Ernst & Young LLP includes making a determination that the provision of the services is compatible with maintaining the independence of Ernst & Young LLP as an independent registered public accounting firm. In addition, the Audit Committee has delegated pre-approval authority to the Chairperson of the Audit Committee, provided that the Chairperson reports any decisions to pre-approve such audit and non-audit services to the Audit Committee at its next regularly scheduled meeting. All services for audit and tax fees for the years ended December 31, 2022 and 2021 as set forth in the table above were pre-approved by the Company’s Audit Committee.

PROPOSAL FIVE

NON-BINDING ADVISORY VOTE ON THE 2022 EXECUTIVE COMPENSATION

FOR THE COMPANY’S NAMED EXECUTIVE OFFICERS

Our compensation programs are designed to provide long-term and currently-paid compensation and cash and non-cash compensation for our executive officers in order to align the compensation of our executive officers with our performance on a short-term and long-term basis. This proposal provides stockholders with the opportunity to cast an advisory vote on the Company’s executive compensation practices and principles.

In 2017, our stockholders recommended that the advisory vote on executive compensation be held every year. Accordingly, we have included this proposal for consideration at the Annual Meeting.

Stockholders should consider the compensation programs and their implementation, including the section entitled “Executive Compensation and Other Matters,” the compensation tables and any other executive compensation disclosure below, and cast a non-binding vote either to endorse or not endorse our executive compensation programs through the following resolution:

“RESOLVED: That the compensation paid to the Company’s named executive officers in 2022, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion is hereby approved by the stockholders of the Company, on an advisory basis.”

This vote is being provided pursuant to Section 14A of the Exchange Act. While the vote does not bind our Board of Directors to any particular action, the Board of Directors expects to take into account the outcome of this vote in considering future compensation programs. The next advisory vote on our executive compensation is planned for the 2024 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A

VOTE FOR APPROVAL OF PROPOSAL FIVE.

PROPOSAL SIX

NON-BINDING, ADVISORY VOTE ON FREQUENCY OF

NON-BINDING, ADVISORY VOTES ON THE EXECUTIVE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act provides that every six years we must provide stockholders an opportunity to vote, on a non-binding, advisory basis, for their preference on how frequently we should seek future non-binding, advisory votes to approve the compensation of our named executive officers (such as the one described in Proposal Five above). Stockholders can vote on whether such non-binding, advisory votes should occur every year, every two years or every three years or may abstain from voting.

The Board expects to take the results of the vote into account when deciding when to call for the next advisory vote on executive compensation. A scheduling vote similar to this will occur at least once every six years. While we are soliciting a non-binding vote on the frequency of this vote, we currently expect to seek stockholder feedback every year.

Please mark on the Proxy Card your preference as to the frequency of holding non-binding, advisory votes on executive compensation, as every year, every two years, or every three years or you may mark “abstain” on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A

VOTE OF ONE-YEAR WITH RESPECT TO PROPOSAL SIX.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth for each Class I Director, each Class II Director, each Class III Director and the executive officers of the Company, their ages and positions with the Company as of the Record Date.

Name	Age	Position
Remi Barbier	63	President, Chief Executive Officer, Chairman of the Board of Directors and Class III Director
R. Christopher Cook	59	Senior Vice President and General Counsel
James W. Kupiec, M.D.	70	Chief Medical Officer
Eric J. Schoen	54	Chief Financial Officer
Richard J. Barry (1)(3)(4)	64	Class II Director
Robert Z. Gussin, Ph.D. (1)(2)(4)	85	Class II Director
Michael J. O’Donnell, Esq. (4)	64	Class I Director
Sanford R. Robertson (1)(2)(3)(4)	91	Class III Director
Patrick J. Scannon, M.D., Ph.D. (4)	75	Class III Director

_________

(1)    Member of Audit Committee.

(2)    Member of Compensation Committee.

(3)    Member of the Nominating and Governance Committee.

(4)    Meets the definition of independence under the Nasdaq Stock Market LLC listing standards.

The Board of Directors choose the executive officers, who then serve at the discretion of the Board of Directors. There is no family relationship between any director or executive officer of the Company.

Remi Barbier, the Company’s founder, has served as President, Chief Executive Officer and Chairman of the Board of Directors since the Company’s inception in 1998. Prior to that time, Mr. Barbier helped in the growth or founding of Exelixis Inc., a publicly-traded drug development company, ArQule, Inc., a drug development company acquired by Merck & Co., and EnzyMed, Inc., a chemistry company acquired by Albany Molecular Research, Inc. Mr. Barbier is a trustee emeritus of the Carnegie Institute of Washington, the Santa Fe Institute, the Advisory Board of the University of California Institute for Quantitative Biosciences and a life science incubator at the University of Arkansas for Medical Sciences. Mr. Barbier received his B.A. from Oberlin College and his M.B.A. from the University of Chicago.

R. Christopher Cook has served as Senior Vice President and General Counsel since October 2022. He previously served, since 2017, as the Global Head of Litigation and Government Investigations for Alcon, a publicly traded medical device and pharmaceutical company, and before that as the Vice President and division General Counsel for Walmart Central America in San Jose, Costa Rica. Mr. Cook also spent seventeen years at Jones Day, where he was a litigation partner in the firm's Washington, DC and Chicago offices. Mr. Cook served as an Assistant United States Attorney in Chicago. Mr. Cook earned his BA in English from Emory University and his JD from Harvard Law School.

James W. Kupiec, M.D. has served as our Chief Medical Officer since December 2022 and previously served as our Chief Clinical Development Officer from January 2021 to December 2022. Dr. Kupiec joined the Company after three decades of drug development experience at Pfizer, Sanofi and Ciba-Geigy. Dr. Kupiec previously served as Vice President, Global Clinical Leader for Parkinson’s Disease and Clinical Head of the Neuroscience Research Unit for Pfizer, Inc., in Cambridge, MA. He joined Pfizer in 2000 after seven years with Sanofi, and two years with Ciba-Geigy Pharmaceuticals. During his 17-year career at Pfizer, Dr. Kupiec had extensive governance, business development, alliance and leadership responsibilities. Dr. Kupiec earned his BS with Honors in Biochemistry at Stony Brook University and his MD from the Albert Einstein College of Medicine. He completed his residency training at the Strong Memorial Hospital, University of Rochester School of Medicine, and is certified by the American Board of Internal Medicine. He served as an investigator on many clinical trials before joining the pharmaceutical industry.

Eric Schoen has served as Chief Financial Officer since 2018. Prior to joining the Company, Mr. Schoen served in numerous financial leadership roles. Most recently, he served as Vice President, Senior Vice President, Finance and Chief Accounting Officer of Aspira Women’s Health Inc. (formerly Vermillion, Inc.), a publicly-held women’s health company, from 2011 to 2017. Mr. Schoen also began his career and spent nine years with PricewaterhouseCoopers in the audit and assurance, transaction services and global capital markets practices. Mr. Schoen received his B.S. in Finance from Santa Clara University.

Richard J. Barry has served as a director since June 2021. Since June 2015, Mr. Barry has also served as a director of Sarepta Therapeutics, Inc., (Nasdaq: SRPT). Mr. Barry has extensive experience in the investment management business. He was a founding member of Eastbourne Capital Management LLC, and served as a Managing General Partner and Portfolio Manager from 1999 to its close in 2010. Prior to Eastbourne, Mr. Barry was a Portfolio Manager and Managing Director of Robertson Stephens Investment Management. Mr. Barry holds a Bachelor of Arts from Pennsylvania State University.

Robert Z. Gussin, Ph.D. has served as a director since 2003. Dr. Gussin worked at Johnson & Johnson for 26 years, most recently as Chief Scientific Officer and Corporate Vice President, Science and Technology from 1986 through his retirement in 2000. Dr. Gussin served on the board of directors of Duquesne University and the advisory boards of the Duquesne University Pharmacy School and the University of Michigan Medical School Department of Pharmacology. Dr. Gussin received his B.S. and M.S. degrees and D.Sc. with honors from Duquesne University and his Ph.D. in Pharmacology from the University of Michigan, Ann Arbor.

Michael J. O’Donnell, Esq. has served as a director since 1998. Mr. O’Donnell has been a partner in the law firm of Orrick, Herrington & Sutcliffe LLP since June 2021. Orrick, Herrington & Sutcliffe LLP is the Company’s corporate counsel and provides legal services to the Company. Previously, Mr. O’Donnell was a member of Morrison & Foerster LLP from 2011 to 2021. Mr. O’Donnell serves as corporate counsel to numerous public and private biopharmaceutical and life sciences companies. Previously, Mr. O’Donnell was a member of Wilson Sonsini Goodrich & Rosati. Mr. O’Donnell received his J.D., cum laude, from Harvard University and his B.A. from Bucknell University, summa cum laude.

Sanford R. Robertson has served as a director since 1998. Mr. Robertson has been a partner of Francisco Partners, a technology buyout fund, since 1999. Prior to founding Francisco Partners, Mr. Robertson was the founder and chairman of Robertson, Stephens & Company, a technology investment bank sold to BankBoston in 1998. Mr. Robertson is the lead director of Salesforce.com, a publicly-held provider of enterprise cloud computing applications. Mr. Robertson received his B.A. and M.B.A. degrees with distinction from the University of Michigan.

Patrick J. Scannon, M.D., Ph.D. has served as a director since 2007. Dr. Scannon is one of the founders of XOMA. From 2006 to 2016, Dr. Scannon was Executive Vice President, Chief Biotechnology Officer of XOMA. From 1993 to 2006, Dr. Scannon served as Chief Scientific and Medical Officer of XOMA. Dr. Scannon retired from XOMA and resigned from XOMA’s board of directors in 2016. Dr. Scannon received his Ph.D. in organic chemistry from the University of California, Berkeley and his M.D. from the Medical College of Georgia.

Board Leadership Structure

The Board of Directors maintains a majority of outside, independent directors and one director who is the Chief Executive Officer of the Company and therefore does not meet the criteria for an independent director. The Chief Executive Officer of the Company holds the position of Chairman of the Board of Directors. The Audit Committee, Compensation Committee, and Nominating and Governance Committee each has oversight of specific areas of responsibility, discussed further below. The Company believes that this structure is appropriate and allows for efficient and effective oversight, given the Company’s relatively small size (both in terms of number of employees and in scope of operational activities directly conducted by the Company), its corporate strategy (including the use of outsourcing for certain key activities) and its sole focus on biotechnology research and development.

Board of Directors’ Role in Risk Oversight

One of the key functions of the Board of Directors is informed oversight of the risk management process. The Board administers this oversight function directly through the Board of Directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Areas of focus include economic, operational, financial (accounting, credit, investment, liquidity and tax), competitive, legal, regulatory, cybersecurity, privacy, compliance and reputational risks, and risk exposures related to COVID-19. The risk oversight responsibility of the Board of Directors and its committees is supported by the management reporting processes, which are designed to provide visibility to the Board of Directors and to the personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks, and management’s risk mitigation strategies.

The Audit Committee is responsible for reviewing and discussing major financial risk exposures and the steps management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. The Audit Committee also monitors compliance with legal and regulatory requirements and assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management. The Compensation Committee assesses and monitors whether any of the compensation policies and programs has the potential to encourage excessive risk-taking.

The Company believes this division of responsibilities is an effective approach for addressing the risks the Company faces and that the board leadership structure supports this approach.

Independence of Directors

The Nasdaq listing rules generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

The Board of Directors conducts an annual review of the independence of the directors. The Board of Directors has determined that none of the members of the Board of Directors other than Mr. Barbier has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the members of the Board of Directors other than Mr. Barbier is

“independent” as that term is defined under the rules of Nasdaq. The Board of Directors has also determined that all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.

In determining that Mr. O’Donnell is independent, the Board of Directors considered payments in the ordinary course of business in fiscal 2022 between the Company and Orrick, Herrington & Sutcliffe LLP (Orrick), where he serves as a partner, which were for amounts representing less than 1% of Orrick’s annual revenue and did not constitute a related party transaction under SEC rules. The Board of Directors determined that these transactions would not interfere with Mr. O’Donnell’s exercise of independent judgment in carrying out his responsibilities as a director.

Roles of Lead Independent Director and Chairman of the Board

Sanford Robertson is our Lead Independent Director with broad authority and responsibility, as described further below. The independent members of the Board of Directors also meet in executive session without management, which provides the Board of Directors with the benefit of having the perspective of independent directors. The Lead Independent Director chairs these meetings.

Remi Barbier is the Chairman of the Board of Directors and President and Chief Executive Officer. This allows the Board of Directors to benefit from Mr. Barbier’s in-depth knowledge of the Company’s business and industry, and his ability to effectively identify strategic priorities and formulate and implement strategic initiatives. As President and Chief Executive Officer, Mr. Barbier is also intimately involved in the day-to-day operations and is thus in a position to elevate the most critical business issues for consideration by the Board of Directors. The independent directors bring experience, oversight and expertise from outside of the Company, while Mr. Barbier brings company-specific experience and expertise. The Board of Directors believes that Mr. Barbier’s combined role enables strong leadership, creates clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to stockholders. Accordingly, the Board of Directors has determined that the combined role of Chairman and Chief Executive Officer with a strong lead independent director provides balance and is the best leadership structure for the Company at the current time and is in the best interests of the Company and its stockholders.

The responsibilities of the Chairman and the Lead Independent Director include:

	Chairman/Chief Executive Officer	Lead Independent Director
Board Meeting	• Authority to call full meetings of the Board • Presides over meetings of the full Board

•   Attends full meetings of the Board

•   Presides over meetings of independent directors and non-management directors

•   Briefs Chairman on issues arising from executive sessions

•   Presides over meetings of the Board in the absence of the Chairman

Agenda	• Primary responsibility for shaping Board agendas, consulting with the lead independent director	• Collaborates with Chairman to set Board agenda and provide Board with information
Board Communications	• Communicates with all directors on key issues and concerns outside Board meetings	• Facilitates discussion among independent directors on key issues and concerns outside Board meetings, including contributing to the oversight of the Chairman and management succession planning
Shareholder Communications	• Primary spokesperson for the Company in communications to shareholders	• Serves as liaison for shareholders who wish to communicate with the Board (such communications to be sent through the Corporate Secretary)

Board Qualifications and Nominations

The Board of Directors requires that its members and its candidates for appointment or nomination maintain high personal and professional integrity and the ability to contribute to the Board of Directors’ effectiveness in serving the interests of the Company’s stockholders. In addition, the Board of Directors and director nominees are expected to have appropriate management or scientific experience that are relevant to our current and expected future direction, a track record of accomplishment and a commitment to ethical business practices. The particular experience, qualification or skills of each member of the Board of Directors that led the Board of Directors to conclude that the individual should serve as a director are set forth below:

Director	Key Qualifications
Remi Barbier	Experience as President, Chief Executive Officer, Chairman of the Board of Directors since the inception of the Company. Founded and grew several biotechnology companies.
Richard J. Barry	Experience as founder and managing director of investment banks and as a director to public companies, including service on audit, compensation, and nominating and governance committees.
Robert Z. Gussin, Ph.D.	Experience in executive roles at J&J and as a director or as advisor to a number of academic institutions.
Michael J. O’Donnell, Esq.	Experience as a member of law firms and as counsel and advisor to numerous public and private biopharmaceutical and life sciences companies.
Sanford R. Robertson	Experience as founder and director of investment banks and funds and as a director to public companies.
Patrick J. Scannon, M.D., Ph.D.	Experience as a founder and executive of a biopharmaceutical company.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for identifying individuals qualified to serve as members of the Board, recommending to the Board of Directors nominees for election as our directors, providing oversight with respect to corporate governance and ethical conduct and other duties.

Our Nominating and Governance Committee currently consists of non-employee directors Richard J. Barry, who is chair, and Sandford R. Robertson. The Board has determined that the members of our Nominating and Governance Committee are independent pursuant to applicable Nasdaq listing standards. The Board of Directors adopted a written Nominating and Governance Committee charter in December 2022. The Nominating and Governance Committee did not hold any formal meetings in 2022.

Board Membership Criteria and Process for Identifying and Evaluating Nominees

The Nominating and Governance Committee evaluates all proposed director nominees and incumbent directors before nomination, including those proposed by the Board of Directors for election and those to be elected or appointed by the Board of Directors to fill interim director vacancies on the Board of Directors. All of the Company’s directors may participate in the consideration of director candidates.

The Nominating and Governance Committee initiates the process for identifying and evaluating nominees to the Board by identifying a slate of candidates who meet the criteria for selection as nominees and have the specific qualities or skills being sought based on input from members of the Board of Directors, management and, if the Nominating and Governance Committee deems appropriate, a third-party search firm. For these services, an executive recruiting firm would be paid a fee. Candidates are evaluated by the Nominating and Governance Committee on the basis of the factors described above. With respect to candidates for initial election to the Board, the Nominating and Governance Committee reviews biographical information and qualifications and may check the candidates’ references. Qualified candidates are interviewed by at least one member of the Nominating and Governance Committee. Serious candidates meet, either in person or by telephone, with both members of the Nominating and Governance Committee and as many other members of the Board of Directors as practicable.

Using the input from interviews and other information obtained, the Nominating and Governance Committee evaluates which of the prospective candidates is qualified to serve as a director and whether the committee should recommend that the Board of Directors nominate, or elect to fill a vacancy with, a prospective candidate. Candidates recommended by the Nominating and Governance Committee are presented to the Board of Directors for selection as nominees to be presented for the approval of the stockholders or for election to fill a vacancy.

The Board of Directors has not established a procedure for considering nominees for director nominated by the Company’s stockholders. Stockholders may nominate candidates for director in accordance with the advance notice and other procedures contained in our bylaws.

Board Diversity Matrix

The table below provides certain highlights of the composition of the Board as of March 15, 2023. Each of the categories listed in the table below has the meaning set forth in Nasdaq Rule 5605(f).

Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	4	—	2
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	2

Board Meetings

The Board of Directors held a total of five meetings during fiscal year 2022. During fiscal 2022, each member of the Board of Directors attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of committees of the Board of Directors on which such director served that were held during the period in which such director served.

The Company does not have formal policies regarding attendance by members of the Board of Directors at its annual meetings of stockholders, but directors are encouraged to attend. Two directors attended the 2022 Annual Meeting of Stockholders.

Stockholder Communications with the Board of Directors

The Company does not have a written policy regarding stockholder communication with the Board of Directors. However, stockholders may communicate with the Board of Directors by sending an e-mail to the Company at IR@cassavasciences.com or by writing to the Company at Cassava Sciences, Inc., Attention: Investor Relations, 6801 N Capital of Texas Highway, Building 1; Suite 300, Austin, Texas 78731. Stockholders who would like their submissions directed to an individual member of the Board of Directors may so specify, and the communication will be forwarded, as appropriate.

Committees of the Board

The Board of Directors has established a standing Audit Committee, a standing Compensation Committee and a standing Nominating and Governance Committee.

Audit Committee

The Audit Committee consists of non-employee directors Mr. Barry, who is the chair of the Audit Committee, Dr. Gussin and Mr. Robertson. The Board of Directors of the Company has determined that each member of the Audit Committee is financially literate. In addition, the Board of Directors has determined that the composition of the Audit Committee meets the requirements for independence under current Nasdaq Stock Market LLC listing standards and SEC rules. The Board of Directors has also determined that Mr. Robertson is an “audit committee financial expert” as defined in the SEC rules. The Audit Committee operates under a written charter adopted by the Board of Directors. The Company maintains a copy of the Audit Committee charter on its website: www.cassavasciences.com. The Audit Committee reviews the Company’s internal accounting procedures, consults with and reviews the services provided by the Company’s independent registered public accounting firm and makes recommendations to the Board of Directors regarding the selection of the independent registered public accounting firm. The Audit Committee held four meetings during fiscal year 2022.

Compensation Committee

The Compensation Committee consists of non-employee directors Dr. Gussin and Mr. Robertson. The Board of Directors of the Company has determined that these individuals are independent as defined under the Nasdaq Stock Market LLC listing standards. The Compensation Committee reviews and recommends to the Board of Directors the salaries, incentive compensation and benefits of the Company’s officers and administers the Company’s stock plans and employee benefit plans. Refer to the section entitled “Compensation Discussion and Analysis” for more information about the Company’s Compensation Committee and its processes and procedures. The Compensation Committee operates under a written charter adopted by the Board of Directors. The Company maintains a copy of the Compensation Committee charter on its website: www.cassavasciences.com. The Compensation Committee held two meetings during fiscal year 2022.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee or any executive officer of the Company has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee. No Compensation Committee member has been an officer or employee of the Company while also serving as a member of the Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Common Stock as of March 16, 2023 by:

•any person (including any group as that term is used in Section 13(d)(3) of the Exchange Act), known by the Company to be the beneficial owner of more than 5% of the Company’s voting securities (a “5% Holder”);

•each director and each nominee for director to the Company;

•each current executive officer named in the Summary Compensation Table appearing herein; and

•all current executive officers, directors and nominees for director of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of the Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of March 16, 2023 are deemed to be outstanding and to be beneficially owned by the person holding the stock options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The number of shares and percentage of Common Stock outstanding are based on the aggregate of 41,749,435 shares of Common Stock outstanding as of March 16, 2023. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

Name and Address of Beneficial Owners (1)	Number of Shares	Percentage of Common Stock Outstanding
5% Holders
Blackrock, Inc.(2)	2,564,528	6.1%
55 East 52nd Street
New York, NY 10055
The Vanguard Group(3)	2,196,925	5.3%
100 Vanguard Blvd.
Malvern, PA 19355
Directors and Named Executive Officers
Remi Barbier(4)	2,031,594	4.8%
James W. Kupiec, M.D.	2,500	*
R. Christopher Cook(5)	12,500	*
Eric J. Schoen(6)	71,800	*
Richard J. Barry(7)	275,000	*
Robert Z. Gussin, Ph.D.(8)	142,537	*
Michael J. O’Donnell, Esq.(9)	89,666	*
Sanford R. Robertson(10)	1,161,694	2.8%
Patrick J. Scannon, M.D., Ph.D.(5)	92,955	*
All current directors, executive officers and nominees for director as a group (9 persons)(11)	3,880,246	9.0%

(1)    This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. The address for directors and executive officers is the Company’s address. Percentages of Common Stock outstanding are rounded to the nearest tenth.

(2)Based on a Schedule 13G/A as filed with the SEC and dated February 1, 2023.

(3) Based on a Schedule 13G/A as filed with the SEC and dated February 9, 2023.

(4)    Includes (i) 773,986 shares issuable pursuant to options exercisable within 60 days of March 16, 2023, (ii) 170,742 shares issuable pursuant to options exercisable within 60 days of March 16, 2023 by Mr. Barbier’s spouse, who is an employee of the Company and (iii) 376,112 shares held by members of Mr. Barbier’s immediate family.

(5)    Represents shares issuable pursuant to options exercisable within 60 days of March 16, 2023.

(6)    Includes (i) 50,000 shares issuable pursuant to options exercisable within 60 days of March 16, 2023 and (ii) 2,000 shares held by a limited liability company of which Mr. Schoen is a member.

(7) Represents shares held in trust for Mr. Barry’s family.

(8)    Includes 134,127 shares issuable pursuant to options exercisable within 60 days of March 16, 2023.

(9)    Includes 82,793 shares issuable pursuant to options exercisable within 60 days of March 16, 2023.

(10)   Includes 134,127 shares issuable pursuant to options exercisable within 60 days of March 16, 2023 as well as 180,000 shares held in trust for Mr. Robertson’s family.

(11)   Includes 1,458,372 shares issuable pursuant to options exercisable within 60 days of March 16, 2023.

* Represents beneficial ownership of less than one percent (1%) of the outstanding shares of Common Stock, adjusted as required by the rules promulgated by the SEC.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation Discussion and Analysis

This compensation discussion and analysis provides an overview and analysis of our Compensation Committee’s philosophy and objectives in designing compensation programs for our chief executive officer and other individuals who served as executive officers for our most recently completed fiscal year, whom we refer to collectively as the “named executive officers”.

For the fiscal year ended December 31, 2022, our named executive officers were:

Name	Position
Remi Barbier	President, Chief Executive Officer and Chairman of the Board of Directors
R. Christopher Cook	Senior Vice President and General Counsel
Nadav Friedmann, Ph.D., M.D.[1]	Chief Medical Officer and Director
James W. Kupiec, M.D.[2]	Chief Medical Officer
Eric J. Schoen	Chief Financial Officer

1Dr. Friedmann passed away in December 2022 following a brief journey with cancer, but is included as a named executive officer for SEC disclosure purposes since he was a named executive officer during 2022.

2Dr. Kupiec served as our Chief Clinical Development Officer until December 19, 2022 when he was named as our Chief Medical Officer.

Our compensation programs are designed to provide long-term and currently-paid compensation and cash and non-cash compensation for our executive officers in order to align the compensation of our executive officers with our performance on a short-term and long-term basis. Our compensation programs reflect the following objectives:

•to attract and retain high-performing executive talent;

•to encourage corporate behavior that is consistent with our values and goals;

•to create financial incentives for superior performance;

•to balance the achievement of corporate and individual goals, whereby individual executives are rewarded for the performance of the business functions for which they are responsible in addition to our overall performance;

•to ensure that our executive compensation programs are competitive with those of companies in our industry, so that we can continue to attract, retain and motivate executive talent; and

•to encourage the development of a diverse executive talent pool and continuity of leadership.

These objectives include qualitative factors that strengthen our ability to meet long-term growth, such as demonstrated leadership ability, management development, ensuring compliance with laws, regulations and our policies, and anticipating and responding to changing conditions.

We do not have a set policy for allocating long-term and currently-paid compensation. Each year, our Compensation Committee determines the amount and allocation of long-term and currently-paid compensation and cash and non-cash compensation for executive officers. We believe there is no single source of data that provides the information sought by the Compensation Committee to arrive at these determinations. We have relied on data from a number of sources, including a review of internally generated industry surveys; the experience and knowledge of members of the Compensation Committee, Board of Directors and senior management; and additional factors, such as recent market trends and general business conditions. Survey data that we may use include compensation information regarding publicly-held companies in our industry that are similar in size, breadth, stage of development or complexity to us.

While none of these sources of data is prescriptive per se, each source helps the Compensation Committee evaluate the appropriateness of total compensation for each executive at a particular point in the Company’s life cycle. For example, a certain position may be highly strategic for a period of time and we may believe it desirable to pay that position closer to the level of a chief executive officer during that period.

To assist the Compensation Committee with its responsibilities, we provide briefing materials prepared or summarized by management. Our Chief Executive Officer participates in the collection and dissemination of briefing materials and interacts with the Compensation Committee in reviewing some of the elements of yearly performance and compensation of the executive management team. The Compensation Committee believes that an appropriate level of input from our Chief Executive Officer provides a necessary and valuable perspective in helping the Compensation Committee formulate its own independent views on compensation. The Compensation Committee makes all final determinations as to compensation levels for executive officers.

Compensation Risk Oversight

In administering our compensation program, the Compensation Committee strives to achieve a balance among the elements of compensation to accomplish the objectives of the program. The Compensation Committee reviews the Company’s overall compensation program in the context of the risks that may be presented by the structure of our compensation program and the metrics used to determine compensation under that program. Based upon this review, the Compensation Committee believes that our compensation program does not create a reasonable likelihood of a material adverse effect on the Company.

Elements of Executive Compensation

We focus our executive compensation program on three related but distinct elements: base salary, cash bonuses and stock related compensation. The Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. In 2021, the Compensation Committee engaged Arnosti Consulting, Inc. to analyze the compensation for certain officers of the Company. The Compensation Committee concluded that the Arnosti Consulting, Inc. was an independent consultant after considering the factors relevant to the consultant’s independence from management, including the factors set forth by the SEC rules regarding compensation consultant independence. We did not purchase or generate updated internal survey data in connection with the review of compensation in 2022.

Base Salary. We offer a base salary to attract and retain qualified executive officers. Base salaries are based on broad salary ranges that take into consideration a number of factors, including:

•an executive’s job responsibilities;

•individual performance;

•our corporate performance;

•competitive market data; and

•our total compensation expense.

Changes to base salary vary according to individual contributions to our success and comparisons to similar positions at both this Company and other comparable companies.

In its evaluation of performance in 2022 and whether to adjust base salaries or pay annual bonuses, the Compensation Committee considered corporate performance including:

•Conduct of a major Phase 3 clinical program with two Special Protocol Assessments from FDA;

•Completion of patient enrollment in a one-year open-label safety study in Alzheimer’s patients;

•Completion of patient enrollment in our Cognition Maintenance Study in Alzheimer’s patients;

•Large-scale, clinical drug supply for Phase 3 and open-label studies;

•Initiation of an open-label safety study for completers of our Phase 3 clinical studies; and

•Capital raise to support a Phase 3 clinical program.

In December 2022, after reviewing each executive’s job responsibilities, individual performance, our corporate performance, and our total compensation expense, the annualized base salary of Mr. Barbier was increased by 8% to $1,188,000 from $1,100,000; the annualized base salary of Dr. Kupiec was increased by approximately 9% to $435,000 from $400,000; and the annualized base salary of Mr. Schoen increased by approximately 8% to $460,000 from $425,000. These changes were effective January 1, 2023. The annual salary for Mr. Cook, who joined the Company in October 2022, was not changed.

Bonuses. Each executive officer is eligible for an annual cash bonus. We provide such bonuses to motivate executive officers to perform on behalf of general corporate goals and to perform in their areas of responsibility. We do not have a policy of prospectively establishing annual target bonuses or bonus criteria. Each individual executive officer’s bonus for the prior year is determined through an evaluation of overall corporate performance with a particular focus on our progress since the prior year’s bonus determination in the areas of research and development, finance and other operations.

In 2022, the Board of Directors determined that no bonuses were to be paid for 2022.

2020 Cash Incentive Bonus Plan. On August 26, 2020, the Board of Directors approved the 2020 Cash Incentive Bonus Plan (the “Cash Incentive Plan”). The Cash Incentive Plan was established to promote the long-term success of the Company by creating an “at-risk” cash bonus program that rewards Cash Incentive Plan participants, including the Company’s executive officers and directors, with additional cash compensation in lockstep with significant increases in the Company’s market capitalization. The Cash Incentive Plan is considered “at-risk” because Cash Incentive Plan participants will not receive a cash bonus unless the Company’s market capitalization increases significantly and certain other conditions specified in the Cash Incentive Plan are met. To date, the Company has not paid any cash bonus to anyone under the Cash Incentive Plan. As discussed in “Proposal Three: To approve the Company’s Non-employee Director Compensation Program,” effective on March 16, 2023, the Board of Directors amended the Cash Incentive Plan to remove all independent directors as beneficiaries under the Cash Incentive Plan and the independent directors consented to such removal. The independent directors’ share of potential benefits under the Cash Incentive Plan were completely forfeited to the Company and will not be allocated to any other participant under the Cash Incentive Plan. Our independent directors have not received, and as a result of such amendment will never receive, any payments under the Cash Incentive Plan.

The Company’s market capitalization for purposes of the Cash Incentive Plan, is determined based on either (1) the closing price of one share of the Company’s Common Stock on the Nasdaq Capital Market multiplied by the total issued and outstanding shares and options to purchase shares of the Company or (2) the aggregate consideration payable to security holders of the Company in the event of a merger or acquisition transaction that constitutes a sale of ownership of the Company or its assets (a “Merger Transaction”).

The Company’s market capitalization, including all outstanding stock options, was $89.4 million at the inception of the Cash Incentive Plan on August 26, 2020. The Cash Incentive Plan triggers a potential cash bonus each time specified market capitalization levels are achieved, up to a maximum $5 billion in market capitalization. The Cash Incentive Plan specifies 14 incremental amounts between $200 million and $5 billion (each increment, a “Valuation Milestone”). Each Valuation Milestone triggers a potential cash bonus award in a pre-set amount defined in the Cash Incentive Plan, subject to satisfaction of the additional payout conditions noted below. Each Valuation Milestone must be achieved and maintained for no less than 20 consecutive trading days for Cash Incentive Plan participants to be eligible for a potential cash bonus award.

Payment of cash bonuses is contingent on (1) the Company having completed a Merger Transaction, or (2) the Compensation Committee of the Board (the “Compensation Committee”) having determined the Company has sufficient cash on hand, as defined in the Cash Incentive Plan, to render payment, neither of which may ever occur. Accordingly, there can be no assurance that Cash Incentive Plan participants will ever be paid a cash bonus that is awarded under the Cash Incentive Plan, even if the Company’s market capitalization increases significantly.

The Company’s Chairman, President and Chief Executive Officer (assuming such participant shall hold all three such offices) shall be entitled to 33.3% of any bonus award triggered upon attainment of a Valuation Milestone. Prior to the amendment of the Cash Incentive Plan to remove the independent directors, each independent director as of August 2020 was entitled to 2.0%, and each independent director appointed subsequent to August 2020 was entitled to 1.0% of any such bonus award, subject to a reasonable increase for committee members as approved by the Board. Dr. Kupiec is a member of the Scientific and Technical team, which is entitled to receive in the aggregate a maximum of 33.3% of any bonus award triggered upon attainment of a Valuation Milestone, provided that actual aggregate amounts may be less than 33.3% in the sole discretion of the Compensation Committee. Mssrs. Cook (effective October 28, 2022 upon joining the Company) and Schoen are members of a team that is entitled to receive in the aggregate a maximum of 23.3% of any bonus award triggered upon attainment of a Valuation Milestone, provided that actual aggregate amounts may be less than 23.3% in the sole discretion of the Compensation Committee. The Compensation Committee expects to consider a variety of factors in allocating Cash Incentive Plan awards among team participants, including years of experience, education level, longevity with the Company, intellectual and other contributions to the Company, the actual and projected success of the Company and additional factors affecting overall compensation. There is no continuing service requirement for Cash Incentive Plan participants once the Compensation Committee approves a cash bonus award. Any amounts not awarded by the Compensation Committee are no longer available for distribution.

As of December 31, 2020, an aggregate of $10.0 million in potential payments were triggered under the Cash Incentive Plan as a result of achievement of a Valuation Milestone, including potential payments to the independent directors which have since been forfeited. The Compensation Committee approved a potential cash bonus award of $7.3 million in total for all Cash Incentive Plan participants, including $0.8 million of potential payments to the independent directors which have since been forfeited, with $3,330,000, $1,500,000 and $50,000 of such potential payouts being allocated to Mr. Barbier, Dr. Friedmann and Mr. Schoen, respectively. However, payment of cash bonuses remains contingent on achievement of the additional performance conditions noted above. Accordingly, there can be no assurance that executive officers will ever be paid these potential payments or any other cash bonus under the Cash Incentive Plan.

During the year ended December 31, 2021, the Company’s market capitalization increased substantially. These increases triggered the achievement of 11 additional Valuation Milestones. Collectively, and after amendment of the Cash Incentive Plan on March 16, 2023, the achievement of such milestones could trigger potential Company obligations to Cash Incentive Plan participants ranging from a minimum of $74.9 million up to a hypothetical maximum of $202.3 million (excluding potential payments to the independent directors which have been forfeited), with exact amounts to be determined by the Compensation Committee and contingent upon future satisfaction of a Performance Condition. Mr. Barbier was entitled to the stated minimum in potential payments, subject to satisfaction of applicable conditions for payment. Drs. Friedmann and Kupiec and Mr. Schoen’s awards are yet to be determined by the Compensation Committee, but will range from no award up to the maximum as established in the Cash Incentive Plan, and subject to satisfaction of applicable conditions for payment. No Valuation Milestones were achieved during the year ended December 31, 2022.

No actual cash payments were authorized or made to participants under the Cash Incentive Plan through March 16, 2023.

Stock Related Compensation. Stock related compensation includes both stock option grants and other types of equity awards within the terms of our 2008 Equity Incentive Plan and 2018 Plan, as applicable.

Each executive officer is eligible for stock option grants as well as share-based awards that vest upon achievement of certain performance criteria, or “Performance Awards”. Such grants are intended to link executive awards with stockholder value over time. Only our Board of Directors, acting in its sole discretion, or the Compensation Committee grants options or Performance Awards to our executive officers.

We view stock options as one of the more important components of our long-term, performance-based compensation philosophy. We provide options through initial grants at or near the date of hire and through subsequent periodic grants. Options for executive officers are granted, vest and become exercisable at such time as determined by our Board of Directors. Generally, stock option grants are exercisable over a four-year period and have an exercise price equal to the fair market value of our stock at the time of grant. Initial grants are based on ranges that take into consideration an executive’s job responsibilities and competitive market data. For subsequent periodic grants, the Compensation Committee evaluates performance based on each individual’s contribution to the long-term success and growth of the Company, the Company’s performance and the motivational value of additional incremental stock option grants. No stock options are granted in the absence of satisfactory performance. Stock option grants generally terminate shortly after an executive officer ceases providing services to the Company.

We grant periodic additional stock options:

•to reflect the individual’s ongoing contributions;

•to create an incentive to remain with us; and

•to provide a long-term incentive to achieve or exceed our financial goals.

In granting stock options in the current year, we may consider the cumulative benefit of stock options granted in prior years. We do not have a program, plan or practice to time stock option grants to our executives in coordination with the release of material nonpublic information. We have not re-priced any of our options and do not intend to re-price or otherwise adjust options in the event that fair market value of our Common Stock declines below an option grant price. None of our executive officers received stock option grants or other equity awards in 2022 other than Mr. Cook, who received options to purchase 100,000 shares of our common stock upon joining the Company in October 2022.

Any personal tax obligations resulting from equity awards are the responsibility of the award recipient. If we issue certain shares for equity awards net of applicable individual taxes, the number of shares issued would be reduced, without reducing the amount of taxable compensation to the award recipient.

Performance Awards

No Performance Awards were granted in 2022.

Other Compensation

Pension or Retirement Plans. We do not offer any of our employees a pension plan, retirement plan or other forms of compensation or perquisites paid out upon retirement. Executive officers are eligible for other benefits, in each case, on generally the same basis as other employees, subject to applicable law.

Employee Medical and Welfare Benefit Plans. Our employee medical and welfare benefit plans include medical, dental, life, disability and accidental death and dismemberment insurance. We add to taxable income of each named executive officer an amount representing the premium for term life insurance.

2000 Employee Stock Purchase Plan. Our named executive officers are eligible to participate in our 2000 Employee Stock Purchase Plan (“ESPP”), but did not participate in the ESPP in 2022. We may terminate the ESPP at any time.

401(k) Plan. We maintain a 401(k) Plan that is a defined contribution plan intended to qualify under Section 401(a) of the IRS Code. We have not matched any pre-tax contributions to the 401(k) Plan.

Paid Time Off. Our executive officers do not accrue vacation benefits available to our other employees, but do receive other paid time off benefits on the same basis as other employees.

Post-Employment Obligations

We have employment agreements with Messrs. Barbier, Cook, Kupiec and Schoen that provide for payments and benefits in connection with a termination of employment without cause. The primary basis for selecting termination without cause for triggering payment was that such terms are deemed necessary in attracting and retaining high-performing executive talent. For additional information on the specific terms and conditions of this employment arrangements, see the discussion in the section entitled “Executive Compensation and Other Matters – Employment and Severance Arrangements” of this Proxy Statement.

Accounting and Tax Considerations

Generally, the expense related to an option grant or award is established at the time of awards for purposes of financial reporting and recognized as appropriate over the period of time covered by the option grant or award. Our financial statements include more information regarding accounting for stock options.

The tax deductions related to equity awards are generally determined in the future, usually at the time of exercise or sale of the underlying stock from stock options or at the time of vesting of other equity awards. These tax deductions may be more or less than the amount of the underlying expense recorded for financial reporting purposes. We cannot predict the amount of tax deductions we earn in the future, if any, because the deductions are based on the fair market value of Common Stock on the date when the tax deduction is earned.

Section 162(m) generally imposes a $1 million limit on the amount a public company may deduct for compensation paid to certain current and former executive officers. Prior to 2018, this limitation did not apply to compensation that met Section 162(m)’s requirements for qualifying performance-based compensation. This performance-based compensation exemption was repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible, unless such compensation qualifies for transition relief applicable to certain arrangements that were in effect as of November 2, 2017 and are not materially modified thereafter.

As in prior years, while deductibility of executive compensation for federal income tax purposes is among the factors we consider when structuring our executive compensation arrangements, it is not the sole or primary factor considered. We retain the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of the Company.

Stock Ownership Guidelines

We do not have any stock ownership guidelines, ownership goals or holding requirements. We have an insider trading policy that establishes certain restrictions on trading windows.

If and as we succeed in achieving approval for and commercializing our product candidates, we expect that we will adapt the elements of our compensation program as appropriate and may include or substitute other elements in our compensation program. Changes in the elements of our compensation program may also reflect changes in the importance of tax or accounting treatments of a particular element of our compensation program.

Results of 2022 Say-on-Pay Advisory Vote

In 2022, our stockholders approved, in a non-binding advisory vote by 56%, the 2021 compensation paid to the Company’s named executive officers. We considered the stockholders’ vote in our review of our compensation programs and in establishing compensation for our named executive officers in 2022. We plan to hold another say-on-pay advisory vote in 2024.

Summary Compensation Table

The following table sets forth information regarding compensation for each of our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	All Other Compen- sation(2) ($)		Total ($)
Remi Barbier	2022	1,100,000	—	—	—	14,998		1,114,998
President, Chief Executive Officer	2021	975,000	750,000	—	—	16,120		1,741,120
and Chairman of the Board	2020	920,000	—	—	—	16,120		936,120

R. Christopher Cook(3)	2022	74,102	—	—	3,541,960	40,000	(6)	3,656,062
Sr. VP and General Counsel

Nadav Friedmann, Ph.D., M.D.(4)	2022	479,167	—	—	—	—		479,167
Chief Medical Officer	2021	365,000	400,000	—	—	—		765,000
and Director	2020	345,000	—	—	—	—		345,000

James W. Kupiec, M.D.(5)	2022	400,000	—	—	—	—		400,000
Chief Medical Officer	2021	373,579	100,000	—	—	—		473,579

Eric J. Schoen	2022	425,000	—	—	—	1,610		426,610

Chief Financial Officer	2021	275,000	500,000	—	—	1,932	776,932
	2020	250,000	—	—	—	1,932	251,932

(1)    Assumptions used in calculating the value of option awards are described in Notes 2 and 7 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2022, incorporated herein by reference. The amounts reported for option awards are based on the aggregate grant date fair value computed in accordance with ASC Topic 718.

(2)   Represents life insurance premiums paid by us on behalf of our executive officers, except for Mr. Cook.

(3) Mr. Cook joined the Company on October 28, 2022.

(4)Dr. Friedmann passed away in December 2022 following a brief journey with cancer, but is included as a named executive officer for SEC disclosure purposes since he was a named executive officer during 2022.

(5) Dr. Kupiec joined the Company on January 4, 2021. He served as our Chief Clinical Development Officer until December 19, 2022 when he was named Chief Medical Officer.

(6)Represent moving allowance paid to Mr. Cook upon his relocation to Austin, Texas.

Grants of Plan-based Awards

Grants of Plan-based awards during 2022 to our named executive officers were as follows:

		Estimated future payouts under non-equity incentive plan awards (1)						Estimated future payouts under equity incentive plan awards
Name	Grant Date	Threshold		Target		Maximum		Threshold	Target	Maximum	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/sh)	Grant date fair value of option awards($)
		($)		($)		($)		(#)	(#)	(#)
Remi Barbier		—		—		—		—	—	—	—	—	—

R. Christopher Cook(2)	10/28/2022	—	(3)	—	(4)	20,970,000	(4)	—	—	—	—	—	—

Nadav Friedmann, Ph.D., M.D.		—		—		—		—	—	—	—	—	—

James W. Kupiec, M.D.		—		—		—		—	—	—	—	—	—

Eric J. Schoen		—		—		—		—	—	—	—	—	—

(1)   Represents potential payments under the Cash Incentive Plan. Payment of cash bonuses is deferred until such time as (1) the Company completes a Merger Transaction, or (2) the Compensation Committee determines the Company has sufficient cash on hand to render payment, neither of which may ever occur. Accordingly, there can be no assurance that Cash Incentive Plan participants will ever be paid a cash bonus under the Cash Incentive Plan.

(2)  Mr. Cook became a participant in the Cash Incentive Plan on October 28, 2022, his first date of employment with the Company.

(3)  The Cash Incentive Plan does not include a minimum or target potential payment amount for Mr. Cook.

(4)   Mr. Cook is a member of a team which is entitled to receive in the aggregate a maximum of 23.3% of any bonus award triggered upon attainment of a Valuation Milestone, provided that actual aggregate amounts may be less than 23.3% in the sole discretion of the Compensation Committee. Amount under the heading “Maximum” represents the theoretical maximum award for Mr. Cook upon his becoming a participant in the Cash Incentive Plan assuming (1) the maximum amount for his team was awarded, and (2) awarded solely to Mr. Cook – with no awards to other team members, which we believe to be highly improbable and unrealistic assumptions. The Compensation Committee may elect to award no amounts to Mr. Cook even if all Valuation Milestones have been met, such that he has no target payment.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding the outstanding equity awards at December 31, 2022 held by each of our executive officers named in the Summary Compensation Table. Dr. Kupiec does not have any outstanding equity awards.

		Option Awards(1) (2)				Stock Awards
Name	Option/ Award Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Remi Barbier	6/5/13	71,428	—	16.87	6/5/23
	6/6/14	85,714	—	35.00	6/6/24
	11/14/14	85,714	—	12.04	11/14/24
	12/11/15	85,714	—	13.02	12/11/25
	8/23/17	300,000	—	3.24	8/23/27
	9/28/18	60,000	—	1.01	9/28/28
	12/13/19	75,000	25,000	1.88	12/13/29

R. Christopher Cook	10/28/22	4,166	95,834	36.76	10/28/32

Nadav Friedmann, Ph.D., M.D.(3)	6/5/13	42,856	—	16.87	6/5/23
	6/6/14	42,857	—	35.00	12/15/23
	11/14/14	42,857	—	12.04	12/15/23
	12/11/15	42,857	—	13.02	12/15/23
	8/23/17	250,000	—	3.24	12/15/23
	9/14/18	40,624	—	0.95	12/15/23
	12/13/19	37,500	—	1.88	12/15/23

Eric J. Schoen	10/31/18	50,000	—	1.18	10/31/28

(1) All of the outstanding equity awards were granted under our 2008 Equity Incentive Plan and 2018 Plan.

(2) Option awards were granted with an exercise price equal to the fair market value on the date of grant. One forty-eighth of the shares subject to each such option vest and become exercisable one month after the vesting commencement date, and an additional one forty-eighth of the shares subject to such option vest each month thereafter.

(3) Dr. Friedmann passed away in December 2022 following a brief journey with cancer, but is included as a named executive officer for SEC disclosure purposes since he was a named executive officer during 2022. Under the terms of his original stock option grants, Dr. Friedmann’s option awards remain eligible for exercise by his immediate family for the period of one-year from the date of his passing, not to exceed 10 years from the date of original grant.

Option Exercises

The following table sets forth stock option exercises by our named executive officers in 2022.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Remi Barbier	10,648	(1)	297,424	—	—
R. Christopher Cook	—		—
Nadav Friedmann, Ph.D., M.D.	3,445	(1)	91,886	—	—
	9,376	(2)	380,197
James W. Kupiec, M.D.	—		—	—	—
Eric J. Schoen	—		—	—	—

(1) Stock options were net settled in satisfaction of the exercise price, with no cash proceeds received by the Company and no shares sold to third parties by the named executive officer.

(2) The value realized upon the exercise of stock options is calculated by (a) subtracting the stock option exercise price from the market price on the date of exercise to get the realized value per share, and (b) multiplying the realized value per share by the number of shares underlying the stock options exercised. No shares were sold in this transaction by Dr. Friedmann.

Nonqualified Deferred Compensation for Fiscal Year 2022

There was no nonqualified deferred compensation for our named executive officers in 2022.

Chief Executive Officer Pay Ratio

For our last completed fiscal year ended December 31, 2022:

•The total compensation of our median employee (excluding Mr. Barbier), based on base salary and bonus for the 12-month period ended December 31, 2022, and calculated consistent with how named executive officer base salary and bonus is calculated for the Summary Compensation Table, was $190,000.

•Mr. Barbier’s base salary and bonus as reported in the 2022 Summary Compensation Table was $1,100,000.

•Based on this information, the ratio of Mr. Barbier’s annual total compensation to our identified median employee’s is 5.8 to 1.

As of December 31, 2022, we had 26 full-time employees. In identifying the median employee, we excluded our chief executive officer and used annualized base salaries and bonuses for employees who joined the Company in 2022.

Because companies are allowed to identify the median employee and determine a chief executive officer pay ratio using various methodologies, estimates and assumptions applicable to their own employee populations, compensation practices and other circumstances, the pay ratio other companies report — including those in our peer group — may not be comparable to the foregoing pay ratio.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis.”

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO[1]	Compensation Actually Paid to PEO[2]	Average Summary Compensation Table Total for Non-PEO NEOs[3]	Average Compensation Actually Paid to Non-PEO NEOs[4]	Total Shareholder Return[5]	Peer Group Total Shareholder Return[6]	Net Loss (thousands)[7]	Stock Price[8]
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$1,114,998	$ 361,355	$1,240,460	$ 874,752	$568	$114	($76,246)	$29.54
2021	$1,741,120	$8,938,255	$ 671,837	$2,636,522	$840	$126	($32,385)	$43.70
2020	$ 936,120	$1,282,944	$ 298,466	$ 444,819	$131	$126	($ 6,334)	$6.82

1 Summary Compensation Table Total for PEO: The dollar amounts reported in column (b) are the amounts of total compensation reported for our Remi Barbier, our President & Chief Executive Officer, for each corresponding year in the “Total” column of the Summary Compensation Table.

2 Compensation Actually Paid to PEO: The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Barbier, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Barbier during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Barbier’s total compensation for each year to determine the compensation actually paid:

(a)	(b)

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2022	$1,114,998	$0	($753,643)	$ 361,355
2021	$1,741,120	$0	$7,197,135	$8,938,255
2020	$ 936,120	$0	$346,824	$1,282,944

(a)The grant date fair value of equity awards represents the total of any amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)The equity award adjustments for each applicable fiscal year include the addition (or subtraction, as applicable) of the following:

(i) the year-end fair value (computed consistent with the methodology used for share-based payments under U.S. GAAP) of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;

(ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

(iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date;

(iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and

(v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year.

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	(i) Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	(ii) Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	(iii) Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	(iv) Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(v) Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Equity Award Adjustments
2022	$0	($355,008)	$0	($ 398,635)	$0	($753,643)
2021	$0	$2,241,336	$0	$4,955,799	$0	$7,197,135
2020	$0	$ 246,464	$0	$ 100,360	$0	$ 346,824

3 Average Summary Compensation Table Total for Non-PEO NEOs: The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Barbier who has served as our President and CEO during all years presented) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Barber included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Mssrs. Cook and Schoen, and Drs. Friedmann and Kupiec; (ii) for 2021, Mr. Schoen and Drs. Friedmann and Kupiec; and (iii) for 2020, Mr. Schoen and Dr. Friedmann.

4 Average Compensation Actually Paid to Non-PEO NEOs: The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Barbier), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Barbier) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Barbier) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

			(a)
Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$1,240,460	($885,490)	$ 519,782	$ 874,752
2021	$671,837	$0	$1,964,685	$2,636,522
2020	$298,466	$0	$ 146,353	$ 444,819

(a)The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	(i) Average Year End Fair Value of Equity Awards Granted in the Year	(ii) Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	(iii) Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	(iv) Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(v) Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Average Equity Award Adjustments
2022	$636,938	($44,376)	$30,813	($103,593)	$0	$ 519,782
2021	$0	$546,482	$0	$1,418,203	$0	$1,964,685
2020	$0	$ 54,601	$0	$ 91,752	$0	$ 146,353

5 Total Shareholder Return: Cumulative TSR is calculated based upon a fixed investment of $100 on the last trading day of calendar 2019 through and including the last trading day of calendar 2022. Pursuant to applicable Securities and Exchange Commission rules, all values assume reinvestment of the full amount of all dividends, however no dividends have been declared on our common stock to date. The stockholder returns shown on the graph below are based on historical results and are not necessarily indicative of future performance, and we do not make or endorse any predictions as to future stockholder returns.

6 Peer Group Total Shareholder Return: Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: NASDAQ Biotechnology Index.

7 Net Loss: The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

8 Company-Selected Measure: “Stock Price” means the closing price for one share of the Company’s common stock on the last trading day of the year. The Company has determined that Stock Price is the financial performance measure that, in the Company’s assessment, represents the most important performance measure used by the Company as it is indicative of the stock market participants’ assessment of Company progress towards its goal of monetization of its product candidates. Thus, while difficult to assess for a clinical stage Company, Stock Price best links compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

Tabular list of Performance Measures

As described in greater detail in “Compensation Discussion and Analysis,” the Company’s executive compensation reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. As a clinical stage Company, these performance measures are generally non-financial in nature. The most important performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•Conduct of a major Phase 3 clinical program with two Special Protocol Assessments from FDA;

•Completion of patient enrollment in a one-year open-label safety study in Alzheimer’s patients;

•Completion of patient enrollment in our Cognition Maintenance Study in Alzheimer’s patients;

•Large-scale, clinical drug supply for Phase 3 and open-label studies;

•Initiation of an open-label safety study for completers of our Phase 3 clinical studies; and

•Capital raise to support a Phase 3 clinical program.

Analysis of the Information Presented in the Pay versus Performance Table

As described in more detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes various performance measures to align executive compensation with Company performance, few of those Company measures are presented in the Pay versus Performance table as progress of clinical development of our product candidates is non-financial in nature. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

The amount of compensation actually paid to Mr. Barbier and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Barbier) is aligned with the Company’s cumulative TSR over the three years presented in the table. The alignment of compensation actually paid with the Company’s cumulative TSR over the period presented is because a significant portion of the compensation actually paid to Mr. Barbier and to the other NEOs is comprised of equity awards.

Compensation Actually Paid and Net Loss

The amount of compensation actually paid to Mr. Barbier and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Barbier) is generally not aligned with the Company’s net loss over the three years presented in the table. In general, companies seek to generate net income rather than a net loss. However, for a clinical stage company such as Cassava, an increasing net loss may be linked to and indicative of progress in clinical trials, which are larger and more expensive in later stages trials.

Compensation Actually Paid and Stock Price

The amount of compensation actually paid to Mr. Barbier and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Barbier) is generally aligned with the Stock Price over the three years presented in the table. Stock Price may be indicative of the stock market participants’ assessment of Company progress towards its goal of monetization of its product candidates. Thus, while difficult to assess for a clinical stage Company, Stock Price best links compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

Cumulative TSR of the Company and Cumulative TSR of the Peer Group

As demonstrated by the following graph, the Company’s cumulative TSR over the three-year period presented in the table was 468%, while the cumulative TSR of the peer group presented for this purpose, the NASDAQ Biotechnology Index, was 14% over the three years presented in the table. The Company’s cumulative TSR consistently outperformed the NASDAQ Biotechnology Index during the three years presented in the table, representing the Company’s progess towards it goals as measured by market participants as compared to the companies comprising the NASDAQ Biotechnology Index peer group. For more information regarding the Company’s performance and the companies that the Compensation Committee considers when determining compensation, refer to “Compensation Discussion and Analysis.”

Employment and Severance Arrangements

We have employment agreements with each of Messrs. Barbier, Cook, Kupiec and Schoen, which provide for post-termination payments and benefits upon a termination of employment without “cause” as discussed below.

Employment Agreement with Remi Barbier

The employment agreement with Mr. Barbier automatically renews for consecutive one-year terms each July, unless the Company or Mr. Barbier terminates the agreement 90 days prior to the end of the then-current term or otherwise at any time on 60 days’ notice. The agreement entitles Mr. Barbier to serve on the Board of Directors for as long as he is our President and Chief Executive Officer. Thereafter, he will remain a member of the Board of Directors only if we terminate his employment without “cause.” The agreement also provides that if we terminate Mr. Barbier for reasons other than cause we must pay him his base salary for 12 months, provide him continued participation in our medical and disability plans for 12 months and continuation of insurance policies covering Mr. Barbier as of the date of termination.

Mr. Barbier’s employment agreement defines “cause” as a termination for any of the following, unless cured within five business days of Mr. Barbier receiving notice of such event:

•any intentional action or failure to act that was performed in bad faith and to the detriment of the Company;

•any intentional action or failure to act in accordance with any lawful and proper direction or order of the Board of Directors;

•any willful and habitual neglect of the duties of employment assigned by the Board of Directors; and

•any felony conviction.

Under Mr. Barbier’s employment agreement, a termination for reasons “other than cause” also includes a resignation by Mr. Barbier for any of the following:

•the assignment to or reduction of Mr. Barbier’s duties that results in a significant diminution in Mr. Barbier’s position or responsibilities;

•the substantial reduction, without good business reasons, of the facilities or perquisites (including office space and location) available to Mr. Barbier;

•a reduction of Mr. Barbier’s base compensation, other than a bonus reduction resulting from application of a bonus plan or formula consistent with prior practice;

•a material reduction in the kind or level of employee benefits available to Mr. Barbier that would result in his overall benefits package being significantly reduced;

•the relocation of Mr. Barbier to a facility more than 25 miles from the then current location;

•any termination of Mr. Barbier which is not effected for “cause,” for valid grounds or due to Mr. Barbier’s death or disability; or

•any purported termination of Mr. Barbier’s employment without meeting the term-end 90-day prior notice requirements described above.

In the event of a change of control in which this employment agreement is not assumed by the successor entity either by operation of law or by assignment, Mr. Barbier’s employment with the Company shall be deemed to be termination for “other than cause.” The cost of our post-employment obligations to Mr. Barbier cannot be determined until a termination has occurred. However, assuming Mr. Barbier’s employment was terminated for reasons other than cause on December 31, 2022, we would have had to pay Mr. Barbier approximately $1,188,000, $36,000 and $16,000 for base salary, medical and disability plan-related expenses and insurance policy expenses, respectively, pursuant to his employment agreement with the Company.

Employment Agreement with R. Christopher Cook

Under the terms of an employment agreement provided to Mr. Cook, we may terminate employment at any time for any reason or no reason. However, if we terminate employment without cause or in the event of a “constructive dismissal”, terms not specifically defined in such agreement, after his initial six months of employment, we must pay severance equal to Mr. Cook’s base salary and benefits until the sooner of the date that he secures other employment or the date that is three months after the date of his termination. The cost of our post-employment obligations under this offer letter cannot be determined until a termination has actually occurred. However, assuming Mr. Cook’s employment was terminated without cause on December 31, 2022, and assuming further that Mr. Cook did not secure employment within three months of such termination, we would have had to pay Mr. Cook approximately $106,000 and $7,000 for base salary and benefit expenses, respectively, pursuant to his employment agreement with the Company.

If we terminate Mr. Cook’s employment without cause following a Change-in-Control, we must pay severance equal to Mr. Cook’s base salary and benefits until the date that is 12 months after the date of his termination. A ‘Change-in-Control’ means the acquisition of 51% or more of Cassava Sciences’ then outstanding shares at the time of a Change-in-Control transaction, provided, however, Mr. Cook signs and does not revoke an employment separation and release agreement, and further provided, however, that raising capital through the issuance of equity by the Company shall not constitute a Change-in-Control. The cost of our post-employment obligations under this employment agreement cannot be determined until a termination has actually occurred. However, assuming Mr. Cook’s employment was terminated following a Change-in-Control on December 31, 2022, we would have had to pay Mr. Cook approximately $425,000 and $28,000 for base salary and benefit expenses, respectively, pursuant to his employment agreement with the Company.

Employment Agreement with James W. Kupiec

Under the terms of an employment agreement provided to Dr. Kupiec, we or Dr. Kupiec may terminate employment at any time for any reason or no reason. However, if we terminate his employment without cause or in the event of a “constructive dismissal,” terms not specifically defined in such agreement, we must pay severance equal to Dr. Kupiec’s base salary and benefits until the sooner of the date that he secures other employment, or the date that is three months after the date of his termination. The cost of our post-employment obligations under this employment agreement cannot be determined until a termination has actually occurred. However, assuming Dr. Kupiec’s employment was terminated without cause on December 31, 2022 and assuming further that Dr. Kupiec did not secure employment within three months of such termination, we would have had to pay Dr. Kupiec approximately $109,000 and $1,000 for base salary and benefit expenses, respectively, pursuant to his employment agreement with the Company.

If we terminate Dr. Kupiec’s employment without cause following a Change-in-Control, we must pay severance equal to Dr. Kupiec’s base salary and benefits until the date that is 12 months after the date of his termination. A ‘Change-in-Control’ means the acquisition of 51% or more of Cassava Sciences’ then outstanding shares at the time of a Change-in-Control transaction, provided, however, Dr. Kupiec signs and does not revoke an employment separation and release agreement, and further provided, however, that raising capital through the issuance of equity by the Company shall not constitute a Change-in-Control. The cost of our post-employment obligations under this employment agreement cannot be determined until a termination has actually occurred. However, assuming Dr. Kupiec’s employment was terminated following a Change-in-Control on December 31, 2022, we would have had to pay Dr. Kupiec approximately $435,000 and $4,000 for base salary and benefit expenses, respectively, pursuant to his employment agreement with the Company.

Employment Agreement with Eric Schoen

Under the terms of an employment agreement provided to Mr. Schoen, we may terminate his employment with us at any time for any reason or no reason. However, if we terminate employment without cause or in the event of a “constructive dismissal,” terms not specifically defined in such agreement, we must pay severance equal to Mr. Schoen’s base salary and benefits until the sooner of the date that he secures other employment, or the date that is three months after the date of his termination. The cost of our post-employment obligations under this employment agreement cannot be determined until a termination has actually occurred. However, assuming Mr. Schoen’s employment was terminated without cause on December 31, 2022 and assuming further that Mr. Schoen did not secure employment within three months of such termination, we would have had to pay Mr. Schoen approximately $115,000 and $11,000 for base salary and benefit expenses, respectively, pursuant to his employment agreement with the Company.

Hedging and Pledging Policy

Under the terms of the Company’s insider trading policy, no employees, contractors, consultants and members of the Board of Directors (and their respective family members and any affiliated entities, such as venture capital funds) may engage in hedging or monetization transactions involving the Company’s securities, such as prepaid variable forward contracts, equity swaps, collars or exchange funds. In addition, such persons may not hold the Company’s securities in a margin account or pledge the Company’s securities as collateral for a loan unless the pledge has been approved by the Compliance Officer in writing.

Director Compensation

There was no compensation awarded in 2022 to our directors who are not named executive officers. None of our directors received stock option grants in 2022.

As of December 31, 2022, the Company’s independent directors were participants in the Cash Incentive Plan. Effective on March 16, 2023, however, the Board of Directors amended the Cash Incentive Plan to remove all independent directors as beneficiaries under the Cash Incentive Plan and the independent directors consented to such removal. The independent directors’ share of potential benefits under the Cash Incentive Plan were completely forfeited to the Company and will not be allocated to any other participant under the Cash Incentive Plan. Our independent directors have not received, and as a result of such amendment will never receive, any payments under the Cash Incentive Plan. For information about the Cash Incentive Plan, see section herein entitled “Compensation Discussion and Analysis.” For more information about the removal of the independent directors from the Cash Incentive Plan and the Non-employee Director Compensation Program that would apply in 2023 if approved by stockholders, see “Proposal Three: To approve the Company’s Non-employee Director Compensation Program.” Prior to such amendment, each independent director as of August 2020 was entitled to an amount equal to 2.0% and each independent director appointed subsequent to August 2020, including Mr. Barry, was entitled to 1.0% of any bonus award triggered upon attainment of a Valuation Milestone, subject to reasonable increase for committee members as approved by the Board, subject further to (1) the Company having completed a Merger Transaction, or (2) the Compensation Committee having determined that after rendering payment, the Company would have sufficient cash remaining, as defined in the Cash Incentive Plan. During the year ended December 31, 2021, an aggregate of $225.0 million in potential payments were triggered under the Cash Incentive Plan as a result of achievement of Valuation Milestones, such that, prior to the amendment of the Cash Incentive Plan to remove the independent directors, each independent director other than Mr. Barry was entitled to $4.5 million in potential awards, subject to satisfaction of applicable conditions for payment. Prior to the amendment of the Cash Incentive Plan to remove the independent directors, Mr. Barry was entitled to $0.8 million in potential awards, subject to satisfaction of applicable conditions for payment, as Mr. Barry joined the Board of Directors in June 2021. The additional payment conditions noted were not achieved in 2022. No Valuation Milestones were achieved during the year ended December 31, 2022. No actual cash payments have been authorized or made under the Cash Incentive Plan through March 16, 2023.

We maintain director and officer indemnification insurance coverage. This insurance covers directors and officers individually. These policies currently run from July 13, 2022 through July 12, 2023 at a total annual cost of approximately $1.6 million. The primary carrier is U.S. Specialty Insurance Company. We reimburse our directors for expenses incurred in attending any Board of Directors or committee meetings.

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

The purpose of the Compensation Committee of the Board of Directors is, in part, to review and approve the compensation and benefits to be provided to the officers and directors of the Company and to administer the Company’s various stock plans and the issuance of stock options and other stock-related awards not pursuant to a plan. The Compensation Committee shall also make recommendations to the Board of Directors regarding adoption or modification of all stock plans.

One of the Compensation Committee’s goals is to ensure that the Company’s executive compensation programs are competitive with those of companies in our industry. In addition, the Compensation Committee strives to enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the achievement of certain corporate and individual goals, and by providing rewards for meeting or exceeding those goals.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on the review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.

Respectfully Submitted By:

MEMBERS OF THE COMPENSATION COMMITTEE

Robert Z. Gussin, Ph.D.
Sanford R. Robertson
Dated: March 3, 2023

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

The Audit Committee operates under a written charter adopted by the Board of Directors. The purpose of the Audit Committee includes the following:

•Select, hire and oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•Approve audit and non-audit services and fees;

•Assist the Board of Directors of the Company in oversight and monitoring:

•the integrity of the Company’s financial statements;

•the Company’s financial reporting process;

•the Company’s compliance with legal and regulatory requirements under applicable securities law;

•the independent registered public accounting firms’ qualifications, independence and performance; and

•the adequacy and effectiveness of the Company’s systems of internal accounting and financial controls;

•Prepare a report in the Company’s annual proxy statement in accordance with the rules of the SEC;

•Provide the Board of Directors with the results of its monitoring and recommendations derived therefrom; and

•Provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that come to its attention and that require the attention of the Board of Directors.

Management has the primary responsibility for preparing the financial statements and the reporting process including the system of internal controls, and the independent auditor is responsible for auditing and reviewing those financial statements. The Audit Committee is responsible for assisting the Board of Directors in overseeing the conduct of these activities by management and the independent auditor.

In fulfilling its responsibilities, the Audit Committee has:

•Reviewed and discussed the audited financial statements, including balance sheets, related statements of operations, stockholders’ equity and cash flows, with management;

•Discussed with Ernst & Young LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•Received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and

•Discussed with Ernst & Young LLP the independent accountant’s independence.

The Audit Committee discusses with the Company’s independent registered public accounting firm, the overall scope and plans for their audits. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC. The Audit Committee and the Board of Directors have also recommended, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm.

Respectfully Submitted By:

MEMBERS OF THE AUDIT COMMITTEE

Richard J. Barry, Audit Committee Chair
Robert Z. Gussin, Ph.D.
Sanford R. Robertson
Dated: March 3, 2023

The information contained above under the captions “Report of the Compensation Committee of the Board of Directors” and “Report of the Audit Committee of the Board of Directors” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file initial reports of ownership and changes in ownership with the SEC. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, we believe that all of our executive officers and directors complied with all such applicable filing requirements during fiscal year 2022 on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

There has not been nor is there currently proposed any transaction or series of similar transactions requiring disclosure in this Proxy Statement to which we were or are a party in which any director, executive officer, holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than fees and expenses incurred for legal services, described below, and compensation agreements and other arrangements which are described in the section entitled “Executive Compensation and Other Matters – Employment and Severance Arrangements,” “Security Ownership of Certain Beneficial Owners and Management” and the indemnification agreements described below. In accordance with the charter of the Company’s Audit Committee, the Company's policy is to require that any related party transactions be reviewed and approved by the Audit Committee.

Legal Services

Beginning June 2021, Orrick, Herrington & Sutcliffe LLP (“Orrick") provided legal services to the Company. Mr. O’Donnell, a director of the Company, became a member of Orrick in June 2021. For the fiscal year 2022, the Company paid Orrick a total of $3,723,000 for legal services.

All such services provided by Orrick to the Company were made in the ordinary course of business and on substantially the same terms as other comparable transactions with third parties. We believe the legal fees paid in 2022 to Orrick were less than 1% of such firm’s total gross revenues for its last completed fiscal year.

Indemnification of Directors and Officers

The Company has entered into indemnification agreements with each of our directors and officers, which require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.

OTHER MATTERS

The Board of Directors does not know of any other matters to be submitted to the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares of our Common Stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Dated: March 27, 2023

APPENDIX A

CERTIFICATE OF AMENDMENT
OF RESTATED CERTIFICATE OF INCORPORATION
OF CASSAVA SCIENCES, INC.

The undersigned, R. Christopher Cook, does hereby certify as follows:

1.The undersigned is the duly elected and acting Corporate Secretary of Cassava Sciences, Inc., a Delaware corporation (the “Corporation”).

2.The Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) was originally filed with the Secretary of State of Delaware on May 4, 1998, under the name “Pain Therapeutics, Inc.”

3.Pursuant to Section 242 and any other applicable provisions of the General Corporation Law of the State of Delaware, this Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) amends and restates Article EIGHTH of the Certificate of Incorporation in its entirety to read as follows:

EIGHTH: A. To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or as may hereafter be amended, the Corporation shall indemnify each of the Corporation’s directors and officers. The Corporation may, in the sole discretion of the Board of Directors of the Corporation, indemnify any other person who may be indemnified pursuant to the General Corporation Law of the State of Delaware to the extent the Board of Directors deems advisable. The Corporation shall promptly make or cause to be made any determination required to be made pursuant to Section 145 of the General Corporation Law of the State of Delaware as the same exists or as may hereafter be amended.

B. To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or as may hereafter be amended, no person shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. Solely for purposes of this Article EIGHTH, “officer” shall have the meaning provided in Section 102(b)(7) of the General Corporation Law of the State of Delaware as the same exists or as may hereafter be amended. For purposes of this Article EIGHTH, “fiduciary duty as a director or officer” shall include any fiduciary duty arising out of serving at the Corporation’s request as a director or officer of another corporation, partnership, joint venture or other enterprise, and “personal liability to the Corporation or its stockholders” shall include any liability to such other corporation, partnership, joint venture or other enterprise, and any liability to the Corporation in its capacity as a security holder, joint venturer, partner, beneficiary, creditor or investor of or in any such other corporation, partnership, joint venture, trust or other enterprise.

C. Any amendment, repeal or elimination of this Article EIGHTH, or the adoption of any provision of the Certificate of Incorporation inconsistent with this Article EIGHTH, shall not affect its application with respect to an act or omission by a director or officer occurring, or any cause of action, suit or claim that, but for this Article EIGHTH, would accrue or arise, prior to such amendment, repeal, elimination or adoption.

4.The foregoing Certificate of Amendment has been duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 and any other applicable provisions of the General Corporation Law of the State of Delaware.

5.All other provisions of the Certificate of Incorporation shall remain in full force and effect.

6.This Certificate of Amendment herein certified shall become effective immediately upon filing with the Office of the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by a duly authorized officer of the Corporation as of [DATE], 2023.

     By: _________________________________
       R. Christopher Cook
       Corporate Secretary

APPENDIX B

non-employee DIRECTOR COMPENSATION program

(Adopted and approved effective May 4, 2023)

Each member of the Board of Directors (the “Board”) of Cassava Sciences, Inc. (the “Company”), who is not an employee of the Company (each such member, a “Non-employee Director”), will receive the compensation described in this Director Compensation Program (the “Director Compensation Program”) for his or her Board service upon and following the date set forth above (the “Effective Date”), subject to the approval of this Director Compensation Program by the stockholders of the Company at the Company’s 2023 Annual Meeting of Stockholders.

The Director Compensation Program will be effective as of the Effective Date and supersedes all prior arrangements with respect to the subject matter hereof. Stock option grants awarded prior to the Effective Date shall not be affected in any way by this Director Compensation Program.

As set forth in this Director Compensation Program, each person who is a Non-employee Director on the Effective Date shall be eligible to receive the following compensation:

•Annual Cash Retainer: $10,000;

•2023 Initial Stock Option Grant: 20,000 stock options (vesting over 36 months);

•Annual Stock Option Grant in 2024 and 2025: 10,000 stock options (vesting over 12 months);

•Additional Committee Grant: 2,500 stock options for service on one standing Board committee or 5,000 options for service on two or more standing Board committees (vesting over 12 months).

Non-employee Directors elected or appointed to the Board after the Effective Date shall be eligible to receive a stock option grant of 20,000 stock options on the start date of their service to the Company, as set forth below, and shall participate in the Director Compensation Program as described below.

Annual Cash Compensation

Each Non-employee Director will receive $10,000 in cash compensation per twelve (12) months of continuous service on the Board, with each twelve (12) month period measured from the Effective Date for this purpose. The annual cash compensation amount will be payable in arrears, in one payment on the applicable anniversary of the Effective Date. In the event that a new Non-employee Director is appointed to the Board or that a Non-employee Director ceases to be a Non-employee Director during such a twelve (12) month period, then any amount payable for a partial year of service will be paid pro-rata based on the number of quarters in which the Non-employee Director served as a member of the Board for at least one day during the applicable twelve (12) month period and shall be payable, in the case of a departing Non-employee Director, within thirty (30) days of such Non-employee Director’s separation from service (within the meaning of IRS Code Section 409A).

Equity Compensation

The equity awards contemplated by this Director Compensation Program will be granted under the Company’s 2018 Omnibus Incentive Plan, as amended, or any successor equity incentive plan adopted by the Board and the stockholders of the Company (the “Plan”) and shall be automatic and nondiscretionary. In the event of any inconsistency between the Plan and this Director Compensation Program, this Director Compensation Program shall control.

Automatic Stock Option Grants. Automatic stock option grants shall be made to Non-employee Directors as follows:

Initial Grant for all Non-employee Directors in 2023. Without any further action of the Board, on the Effective Date, each person who is a Non-employee Director on the Effective Date shall be granted a stock option award (“Initial Option Award”) under the Plan covering 20,000 shares of the Company’s Common Stock (as defined in the Plan). Each Initial Option Award shall vest monthly on the monthly anniversary of the date of grant in thirty-six (36) equal monthly installments over the following thirty-six (36) months after the grant date, subject to the applicable Non-employee Director’s continued service as a member of the Board through such vesting date; provided, however, that the final monthly installment shall vest on the day immediately prior to the upcoming annual meeting of the Company’s stockholders (“Annual Meeting”).

Annual Grant for Continuing Non-employee Directors in 2024 and 2025. Without any further action of the Board, at the close of business on the date of each Annual Meeting in 2024 and 2025, each person who is a Non-employee Director on such date shall be granted a stock option award (“Annual Option Award”) under the Plan covering 10,000 shares of the Company’s Common Stock. Each Annual Option Award shall vest monthly in twelve (12) equal installments on the monthly anniversary of the date of grant over the following twelve (12) months after the grant date, subject to the applicable Non-employee Director’s continued service as a member of the Board through such vesting date; provided, however, that the final monthly installment shall vest on the day immediately prior to the upcoming Annual Meeting.

Additional Annual Grant for Non-employee Directors Serving on Standing Committees. Without any further action of the Board, on the Effective Date and at the close of business on the date of each Annual Meeting in 2024 and 2025, each person who is a Non-employee Director and member of a Standing Committee (as defined below) on such date, shall be granted a stock option award (“Committee Option Award”) under the Plan covering 2,500 shares of the Company’s Common Stock if such Non-employee Director serves on one Standing Committee or 5,000 Shares of the Company’s Common Stock if such Non-employee Director serves on two or more Standing Committees. Each Committee Option Award shall vest monthly on the monthly anniversary of the date of grant in twelve (12) equal installments over the following twelve (12) months after the grant date, subject to the applicable Non-employee Director’s continued service as a member of the Board through such vesting date; provided, however, that the final monthly installment shall vest on the day immediately prior to the upcoming Annual Meeting. For purposes of this Director Compensation Program, a “Standing Committee” shall consist of the Audit Committee, the Compensation Committee or the Nominating and Governance Committee. Membership on an ad hoc committee of the Board, regardless of length of time served, shall not constitute membership on a Standing Committee for purposes of this Director Compensation Program.

Initial Grant for New Non-employee Directors. Without any further action of the Board, each person who, after the Effective Date, is elected or appointed for the first time to be a Non-employee Director will automatically, upon the effective date of his or her initial election or appointment to be a Non-employee Director, be granted a stock option award (a “New Director Option Award”) covering 20,000 shares of the Company’s Common Stock. Each New Director Option Award shall vest monthly on the monthly anniversary of the date of grant in thirty-six (36) equal monthly installments over the following thirty-six (36) months after the grant date, subject to the applicable Non-employee Director’s continued service as a member of the Board through such vesting date.

Remaining Terms and Conditions. All options granted under this Director Compensation Program shall be Non-qualified Stock Options (as defined in the Plan) and shall have a term of ten (10) years and an exercise price per share equal to 100% of the Fair Market Value (as defined in the Plan) of a share of Common Stock on the date of grant of the option (or if such date is not a trading day, the Fair Market Value of a share of the Common Stock on the most recent trading day). Each vested option will be exercisable only while the Non-employee Director remains a Non-employee Director of the Company and for a period of three (3) months thereafter (but in no event later than the expiration of the term of such option as set forth in the option grant agreement); provided, however, that, if a Non-employee Director ceases to be a Non-employee Director as a result of the Non-employee Director’s death or Disability (as defined in the Plan), the option will remain exercisable for twelve (12) months following such termination (but in no event later than the expiration of the term of such option as set forth in the option grant agreement). The remaining terms and conditions of each stock option award granted under this Director Compensation Program will be as set forth in the Plan and the Company’s standard form of stock option agreement for Non-employee Directors as in effect from time to time, and as it may be amended from time to time by the Board.

Amendments

This Director Compensation Policy was adopted by the Board and may be amended or terminated only by a unanimous affirmative vote of all members of the Board, subject to approval by the stockholders of the Company at any regular Annual Meeting of Stockholders that is convened, noted, and properly held.

Program Term

This Director Compensation Program shall be effective for thirty-six (36) months from the Effective Date.

CASSAVA sciences

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — DIRECTORS RECOMMEND VOTE "FOR" ITEMS 1-5 AND "ONE YEAR" ON ITEM 6.

1. Re-elect two (2) Class II Directors to serve for three-year terms and until their successors are duly elected and qualified;

	For	Withhold		For	Withhold
1a) Robert Z. Gussin, Ph.D.	☐	☐	1b) Richard J. Barry	☐	☐

	1 Year	2 Years	3 Years	Abstain
6. To hold a non-binding, advisory vote on the frequency of non-binding, advisory votes on the executive compensation for the Company's named executive officers; and	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 5 7 3 2 4 8

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03SBDB

CASSAVA SCIENCES, INC.

YOUR VOTE IS IMPORTANT

- Complete and return a written Proxy Card,
- Vote by internet or telephone, or
- Attend the Company's 2023 Annual Meeting of Stockholders virtually and vote.

All stockholders are cordially invited to attend the Meeting virtually. To ensure your representation at the Meeting, however, you are urged to mark, sign, date and return the attached Proxy Card as promptly as possible in the postage pre-paid envelope enclosed for that purpose or to vote your shares by internet or telephone. Any Stockholder attending the Meeting virtually may vote even if he or she has returned a Proxy Card or has voted by internet or telephone. Stockholders can attend the meeting virtually at meetnow.global/MYWS5XS. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SAVA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — CASSAVA SCIENCES, INC.

The undersigned hereby appoints each of Remi Barbier and R. Christopher Cook, with full power of substitution, to act as proxy and attorney-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Cassava Sciences, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on Thursday, May 4, 2023 at 10:00 am Central Time, virtually at meetnow.global/MYWS5XS, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

- **COMPLETE AND RETURN A WRITTEN PROXY CARD,**
- **VOTE BY INTERNET OR TELEPHONE, OR**
- **ATTEND THE COMPANY'S 2023 ANNUAL MEETING OF STOCKHOLDERS VIRTUALLY AND VOTE.**

C Non-Voting Items

Change of Address – Please print new address below.	**Comments** – Please print your comments below.